Rule 497(e)
                                                          SEC File No. 002-85378




                                 THE FLEX-FUNDS


PROSPECTUS                              MUIRFIELD FUND(R)
APRIL 30, 2000
                                        TOTAL RETURN UTILITIES FUND

                                        HIGHLANDS GROWTH FUND

[LOGOS]                                 DYNAMIC GROWTH FUND

                                        AGGRESSIVE GROWTH FUND

                                        U. S. GOVERNMENT BOND FUND

                                        MONEY MARKET FUND



     The Flex-funds is a family of funds that includes seven no-load mutual funds covering a variety of investment opportunities.

     This Prospectus gives you important information about the funds that you should know before you invest. Please read this Prospectus carefully and keep it handy for future reference.

     The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


                                 The Flex-funds
                               6000 Memorial Drive
                                Dublin, OH 43017
                                  614-760-2159
                             Toll Free 800-325-3539
                                Fax: 614-766-6669
                               info@flexfunds.com
                                www.flexfunds.com

                                TABLE OF CONTENTS


FUND OVERVIEW                                                               2
--------------------------------------------------------------------------------
A fund by fund look at investment goals, strategies, risks, expenses and performance
Muirfield Fund(R)                                                           2
Total Return Utilities Fund                                                 5
Highlands Growth Fund                                                       8
Dynamic Growth Fund                                                        11
Aggressive Growth Fund                                                     14
U.S. Government Bond Fund                                                  17
Money Market Fund                                                          20


WHO MAY WANT TO INVEST                                                     23
--------------------------------------------------------------------------------
Information on who may want to invest and who may not want to invest


RESULTS OF A $10,000 INVESTMENT                                            25
--------------------------------------------------------------------------------
Information about the results of a hypothetical $10,000 investment in the funds versus benchmark indexes


MORE INFORMATION ABOUT THE FUNDS                                           33
--------------------------------------------------------------------------------
More information about the funds you should know before investing
Who Manages the Funds?                                                     40
How is the Trust Organized?                                                49
How Does Taxation Affect the Funds and Their Shareholders?                 49
How to Read the Financial Highlights Table                                 52


SHAREHOLDER MANUAL                                                         58
--------------------------------------------------------------------------------
Information about account transactions and services
How to Buy Shares                                                          58
Distribution Fees                                                          60
How to Make Withdrawals (Redemptions)                                      60
Transaction Policies                                                       63
Other Shareholder Services                                                 64


MORE ABOUT RISK                                                            66
--------------------------------------------------------------------------------
Investment Practices, Securities and Related Risks                         66
Risk and Investment Glossary                                               68


FOR MORE INFORMATION                                               Back Cover
--------------------------------------------------------------------------------
Where to learn more about the funds

                          THE MUIRFIELD FUND(R) - FLMFX

INVESTMENT GOAL

     The fund seeks growth of capital. To pursue this goal, the fund invests all of its assets in a portfolio which invests primarily in other growth mutual funds that are not affiliated with the fund.

MAIN STRATEGIES

     The fund invests all of its assets in the Mutual Fund Portfolio, a master fund having the same investment goal as the fund. See "Each Fund's Investment in a Portfolio" under "More Information About the Funds." The Portfolio is a "fund of funds" that pursues its investment goal through asset allocation and mutual fund selection. Normally, at least 65% of the value of the Portfolio's total assets will be invested in mutual funds. The mutual funds in which the Portfolio invests are primarily growth funds investing in common stocks. In the underlying mutual funds, current income will usually be of secondary importance. The adviser overweights mutual fund types that it believes represent above average market potential with below average market risk. The adviser continually evaluates market capitalization (for example, blue chip versus small capitalization) and sector rotation (for example, high tech versus industrial companies) when selecting mutual funds.

     The Portfolio may invest up to 100% of its assets in money market securities and investment grade bonds as a defensive tactic. When invested defensively, the Portfolio could be unable to achieve its investment objective. The Portfolio places a high degree of importance on maintaining and protecting portfolio values from adverse market conditions. The Portfolio strives to avoid losses during high risk market environments and strives to provide attractive returns during low risk markets. When the adviser's evaluation of the stock market indicates that the risks of the stock market are greater than the potential rewards, the Portfolio will reduce or eliminate its position in growth mutual funds in order to attempt to preserve your capital. The Portfolio may also invest in common stocks directly.

     The Portfolio may invest in "traditional" derivatives, such as financial futures contracts and related options as a hedge against changes, resulting from market conditions, in the value of securities held or intended to be held by the Portfolio.

     None of the fund's investment goals are fundamental and may be changed without shareholder approval.

     For more information, see "How Does the Fund Pursue Its Investment Goal?" under "More Information About the Funds."

MAIN RISK FACTORS

     When the Portfolio is invested primarily in growth mutual funds, the value of your investment will fluctuate in response to stock market movements. Because the fund invests primarily in underlying funds, the value of your investment will fluctuate in response to the performance of the underlying funds. In addition, investing through the fund in an underlying portfolio of funds involves additional expenses and tax results that would not arise if you invested directly in the funds that the fund owns. By investing indirectly in underlying funds through the fund, you will bear not only your proportionate share of the fund's expenses (including operating costs and investment advisory, 12b-1 and administrative fees), but also, indirectly, similar expenses and charges of the underlying funds, including any contingent deferred sales charges and redemption charges. Finally, you may receive taxable capital gains distributions to a greater extent than would be the case if you invested directly in the underlying funds. The underlying mutual funds may invest in smaller or newer companies which are more likely to grow as well as suffer more significant losses than larger or more established companies. Investments in such companies can be both more volatile and more speculative. In addition, if the adviser does not accurately predict changing market conditions and other economic factors, the Portfolio's assets might be allocated in a manner that is disadvantageous. As with any mutual fund, loss of money is a risk of investing in the fund. Please read "More About Risk" carefully before investing.

PERFORMANCE

     The bar chart on the left shown below provides some indication of the risks of investing in The Muirfield Fund(R) by showing changes in the fund's performance from year to year over a 10-year period. The table on the right compares the fund's performance with a broad measure of market performance and the returns of an index of funds with similar investment objectives. How the fund has performed in the past is not necessarily an indication of how the fund will perform in the future.

         [Plot points for Edgar format]:

                           YEAR                ANNUAL TOTAL RETURN
                           ----                -------------------
                           1990                       2.33%
                           1991                      29.83%
                           1992                       6.91%
                           1993                       8.11%
                           1994                       2.70%
                           1995                      25.82%
                           1996                       5.99%
                           1997                      18.59%
                           1998                      29.33%
                           1999                      16.43%

     During the 10-year period shown in the bar chart, the highest return for a quarter was 25.45% (quarter ended December 31, 1998) and the lowest return for a quarter was -6.19% (quarter ending September 30, 1990).

Average Annual Total Returns
(for the periods ending
DECEMBER 31, 1999)                PAST ONE YEAR   PAST 5 YEARS   PAST 10 YEARS
------------------                -------------   ------------   -------------
The Muirfield Fund(R)                 16.43%         18.95%         14.15%
The S&P 500 Composite
 Stock Price Index*                   21.04%         28.54%         18.20%
Morningstar's Average Asset
Allocation Fund                        9.40%         15.68%         11.42%

*The S&P 500 Composite Stock Price Index is a widely recognized unmanaged index of common stock prices. The S&P 500 does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

FEES AND EXPENSES OF THE FUND

     The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

     There are no sales loads, fees or other charges

          o    to buy fund shares directly from the fund
          o    to reinvest dividends in additional shares
          o to exchange into shares of other funds in the Flex-funds family of funds
          o    or to redeem your shares.

     ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND
     ASSETS)1

               Management Fees                         0.77%
               Distribution (12b-1) Fees2              0.16%
               Other Expenses3                         0.28%
                                                       -----
               Total Annual Fund Operating Expenses    1.21%

     1 This table and the Example below reflect the expenses of the fund and its proportionate share of expenses from its corresponding Portfolio. See "Each Fund's Investment in a Portfolio" under "More Information About the Funds."

     2 "Distribution (12b-1) Fees" are based upon expenses actually incurred by the fund for the year ended December 31, 1999; however, the Fund may incur up to 0.20% in distribution (12b-1) fees.

     3 "Other Expenses" are based upon expenses actually incurred by the fund for the year ended December 31, 1999.

     EXAMPLE

     The example in the table below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

     Assuming you

               o    invest $10,000 in the fund
               o    redeem your shares at the end of the periods shown below
               o    earn a 5% return each year and
               o    incur the same fund operating expenses shown above,

     your cost of investing in the fund would be:

                1 YEAR           3 YEARS           5 YEARS           10 YEARS
                ------           -------           -------           --------
                $123             $384              $665              $1,466

     Of course, your actual costs may be higher or lower.

                       TOTAL RETURN UTILITIES FUND - FLRUX

INVESTMENT GOAL

     The fund seeks current income and growth of income by investing primarily in equity securities of domestic and foreign public utility companies; however, the fund will not invest in electric utilities that generate power from nuclear reactors. The fund also seeks capital appreciation, but only when consistent with its primary investment objective.

MAIN STRATEGIES

     The fund invests all of its assets in the Utilities Stock Portfolio, a master fund having the same investment goal as the fund. See "Each Fund's Investment in a Portfolio" under "More Information About the Funds." The Portfolio generally invests at least 65% of its total assets in equity securities of domestic or foreign companies that provide electricity, natural gas, water, telecommunications or sanitary services to the public. The remaining 35% of the Portfolio's total assets may be invested in debt securities of public utility companies, or debt or equity securities of other issuers who stand to benefit from developments in the utilities industry.

     The subadviser uses fundamental analysis to identify those securities that it believes provide current income and growth of income. Fundamental analysis involves assessing a company and its business environment, management, balance sheet, income statement, anticipated earnings and dividends, and other related measures of value.

     The Portfolio may invest in "traditional" derivatives, such as financial futures contracts and related options as a hedge against changes, resulting from market conditions, in the value of securities held or intended to be held by the Portfolio.

     None of the fund's investment goals are fundamental and may be changed without shareholder approval.

     For more information, see "How Does the Fund Pursue Its Investment Goal?" under "More Information About the Funds."

MAIN RISK FACTORS

     Utility stocks are subject to interest rate risk - i.e., price fluctuations due to changing interest rates. Rising interest rates can be expected to reduce the fund's net asset value. Because the fund concentrates in the utility industry, its performance is largely dependent on the utility industry's performance, which may differ from that of the overall stock market. Governmental regulation of public utility companies can limit their ability to expand their business or to pass cost increases on to customers. Companies providing power or energy-related services may also be affected by fuel shortages or cost increases, environmental protection or energy conservation regulations, as well as fluctuating demand for their services. Investments in securities of foreign companies involve additional risks relating to political and economic developments abroad, including currency fluctuations. As with any mutual fund, loss of money is a risk of investing in the fund. Please read "More About Risk" carefully before investing.

PERFORMANCE

     The bar chart below provides some indication of the risks of investing in The Total Return Utilities Fund by showing changes in the fund's performance from year to year over a four year period. The table below compares the fund's performance with a broad measure of market performance and the returns of an index of funds with similar investment objectives. How the fund has performed in the past is not necessarily an indication of how the fund will perform in the future.

     [Plot points for Edgar format]:

                           YEAR              ANNUAL TOTAL RETURN
                           1996                      13.33%
                           1997                      28.68%
                           1998                       8.77%
                           1999                      20.01%

     During the period shown in the bar chart, the highest return for a quarter was 13.53% (quarter ending December 31, 1998), and the lowest return for a quarter was -10.29% (quarter ending September 30, 1998).

Average Annual Total Returns
(for the periods ending
DECEMBER 31, 1999)                  PAST ONE YEAR      SINCE INCEPTION (6/21/95)
------------------                  -------------      -------------------------
Total Return Utilities Fund             20.01%                 18.89%
S&P 500 Composite Stock
Price Index1                            21.04%                 28.61%
Morningstar's Average
Utilities Fund                          15.13%                 19.52%

1 The S&P 500 Composite Stock Price Index is a widely recognized unmanaged index of common stock prices. The S&P 500 does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

FEES AND EXPENSES OF THE FUND

     The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

     There are no sales loads, fees or other charges

               o    to buy fund shares directly from the fund
               o    to reinvest dividends in additional shares
               o to exchange into shares of other funds in the Flex-funds family of funds
               o    or to redeem your shares.

     ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND
     ASSETS)1

               Management Fees                         1.00%
               Distribution (12b-1) Fees               0.25%
               Other Expenses2                         0.74%
                                                       -----
               Total Annual Fund Operating Expenses    1.99%
               Expense Reimbursement3                 -0.19%
                                                       -----
               Net Expenses                            1.80%

     1 This table and the Example below reflect the expenses of the fund and its proportionate share of expenses from its corresponding Portfolio. See "Each Fund's Investment in a Portfolio" under "More Information About the Funds."

     2 "Other Expenses" are based upon expenses actually incurred by the fund for the year ended December 31, 1999.

     3 The adviser has agreed to reduce its fees and/or absorb expenses to limit the fund's total annual operating expenses to 1.80%. The adviser may terminate this agreement after April 30, 2001.

     EXAMPLE

     The example in the table below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

     Assuming you

               o    invest $10,000 in the fund
               o    redeem your shares at the end of the periods shown below
               o    earn a 5% return each year and
               o    incur the same fund operating expenses shown above,

          your cost of investing in the fund would be:

                1 YEAR           3 YEARS           5 YEARS           10 YEARS
                ------           -------           -------           --------
                $183             $606              $1,055            $2,301

          Of course, your actual costs may be higher or lower.

                         HIGHLANDS GROWTH FUND - FLCGX

INVESTMENT GOAL

     The fund seeks growth of capital. To pursue this goal, the fund invests in a diversified portfolio of domestic common stocks with greater than average growth characteristics selected primarily from the Standard & Poor's 500 Composite Stock Price Index (S&P 500). Current income is not a primary objective.

MAIN STRATEGIES

     The fund invests all of its assets in the Growth Stock Portfolio, a master fund having the same investment goal as the fund. See "Each Fund's Investment in a Portfolio" under "More Information About the Funds." Normally, at least 80% of the Portfolio's total assets will be invested in domestic common stocks and at least 65% of the Portfolio's total assets will be invested in growth stocks. At least 70% of the Portfolio's assets invested in common stocks will be invested in S&P 500 stocks.

     The Portfolio consists of investment portfolios representing each of the industry sectors comprising the S&P 500: utilities, transportation, capital goods, consumer durables, consumer non-durables, energy, materials and services, finance, technology and health. The Portfolio's assets will be allocated to each of these industry sectors in approximately the same proportion as these industry sectors are represented in the S&P 500 on a market-capitalization weighted basis.

     The assets of the Portfolio representing each of these industry sectors are managed by one or more separate investment advisers.

     The Portfolio may invest in "traditional" derivatives, such as financial futures contracts and related options as a hedge against changes, resulting from market conditions, in the value of securities held or intended to be held by the Portfolio.

     None of the fund's investment goals are fundamental and may be changed without shareholder approval.

     For more information, see "How Does the Fund Pursue Its Investment Goal?" under "More Information About the Funds."

MAIN RISK FACTORS

     The value of your investment will fluctuate in response to stock market movements. To the extent that the fund invests in higher risk securities, it encounters additional risks that could adversely affect its performance. The use of several sector advisers or the replacement of a sector adviser may increase the Portfolio's turnover, gains or losses, and brokerage commissions. As with any mutual fund, loss of money is a risk of investing in this fund. Please read "More About Risk" carefully before investing.

PERFORMANCE

     The bar chart on the left below provides some indication of the risks of investing in The Highlands Growth Fund by showing changes in the fund's performance from year to year over a 10-year period. The table on the right compares the fund's performance with a broad measure of market performance and the returns of an index of funds with similar investment objectives. How the fund has performed in the past is not necessarily an indication of how the fund will perform in the future.

          [Plot points for Edgar format]:

                           YEAR               ANNUAL TOTAL RETURN
                           ----               -------------------
                           1990                       4.31%
                           1991                      21.46%
                           1992                       6.35%
                           1993                       7.21%
                           1994                      -0.69%
                           1995                      24.61%
                           1996                       9.08%
                           1997*                     29.28%
                           1998*                     23.67%
                           1999*                     21.16%

     * The fund changed its investment objective and strategies on January 1, 1997. The annual total return reflects the results of the change in investment objective and strategies.

     During the 10 year period shown in the bar chart, the highest return for a quarter was 19.82% (quarter ending December 31, 1998), and the lowest return for a quarter was -10.99% (quarter ending September 30, 1998).


Average Annual Total Returns
(for the periods ending
DECEMBER 31, 1999)                  PAST ONE YEAR   PAST 5 YEARS   PAST 10 YEARS
------------------                  -------------   ------------   -------------
The Highlands Growth Fund               21.16%         21.37%         14.21%
The S&P 500 Composite Stock
Price Index*                            21.04%         28.54%         18.20%
Morningstar's Average Growth
Mutual Fund                             29.92%         24.44%         16.75%

*The S&P 500 Composite Stock Price Index is a widely recognized unmanaged index of common stock prices. The S&P 500 does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

FEES AND EXPENSES OF THE FUND

     The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

     There are no sales loads, fees or other charges

               o    to buy fund shares directly from the fund
               o    to reinvest dividends in additional shares
               o to exchange into shares of other funds in the Flex-funds family of funds
               o    or to redeem your shares.

     ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND
     ASSETS)1

                Management Fees                        0.96%
                Distribution (12b-1) Fees2             0.15%
                Other Expenses3                        0.45%
                                                       -----
                Total Annual Fund Operating Expenses   1.56%

     1 This table and the Example below reflect the expenses of the fund and its proportionate share of expenses from its corresponding Portfolio. See "Each Fund's Investment in a Portfolio" under "More Information About the Funds."

     2 "Distribution (12b-1) Fees" are based upon expenses actually incurred by the fund for the year ended December 31, 1999; however, the Fund may incur up to 0.20% in distribution (12b-1) fees.

     3 "Other Expenses" are based upon expenses actually incurred by the fund for the year ended December 31, 1999.

     EXAMPLE

     The example in the table below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

     Assuming you

               o    invest $10,000 in the fund
               o    redeem your shares at the end of the periods shown below
               o    earn a 5% return each year and
               o    incur the same fund operating expenses shown above,

     your cost of investing in the fund would be:

              1 YEAR           3 YEARS           5 YEARS           10 YEARS
              ------           -------           -------           --------
              $159             $493              $850              $1,856

     Of course, your actual costs may be higher or lower.

                         THE DYNAMIC GROWTH FUND - FLDGX

INVESTMENT GOAL

     The fund seeks growth of capital. To pursue this goal, the fund invests all of its assets in a portfolio which invests primarily in other mutual funds that are not affiliated with the fund.

MAIN STRATEGIES

     The fund invests all of its assets in the Growth Mutual Fund Portfolio, a master fund having the same investment goal as the fund. See "The Fund's Investment in a Portfolio" under "More Information About the Fund." The Portfolio is a "fund of funds" that pursues its investment goal by investing primarily in open-end or closed-end investment companies (the "underlying funds"). The underlying funds in which the Portfolio invests seek primarily capital growth or appreciation, without regard to current income, by investing in common stock or securities convertible into or exchangeable for common stock (such as convertible preferred stock, convertible debentures or warrants). The adviser overweights mutual fund types that it believes represent above average market potential. The adviser continually evaluates market capitalization (for example, blue chip versus small capitalization) and sector rotation (for example, high tech versus industrial companies) when selecting mutual funds. Except when it may be necessary to accumulate cash in order to satisfy minimum purchase requirements of the underlying funds or to meet anticipated redemptions, the Portfolio normally will be fully invested in underlying funds.

     The Portfolio may invest in common stocks directly.

     The Portfolio may invest in unit investment trusts, which are investment vehicles that purchase a fixed portfolio of securities.

     The Portfolio may invest up to 100% of its assets directly in, or in underlying funds investing in, future contracts and options on futures contracts.

     Under normal circumstances, the underlying funds in which the Growth Mutual Fund Portfolio invests may incur less risk and volatility than those in which the Aggressive Growth Mutual Fund Portfolio invests. For example, they may trade their portfolios less actively and/or invest in companies whose securities are subject to less erratic movements. Under normal conditions, the underlying funds in which the Growth Mutual Fund Portfolio invests will be likely to own a lower percentage of smaller or newer companies than those in which the Aggressive Growth Mutual Fund Portfolio invests. In addition, under normal circumstances, the underlying funds in which the Growth Mutual Fund Portfolio invests will be less likely to use leverage than those in which the Aggressive Growth Mutual Fund Portfolio invests. Furthermore, under normal circumstances, the Growth Mutual Fund Portfolio will be more likely to be invested in more sectors of the economy than the Aggressive Growth Mutual Fund Portfolio. Although the Portfolios may invest in shares of the same underlying fund, the percentage of each Portfolio's assets so invested may vary, and the adviser will determine that such investments are consistent with the investment objectives and policies of each Portfolio.

     None of the fund's investment goals are fundamental and may be changed without shareholder approval.

     For more information, see "How Does the Fund Pursue Its Investment Goal?" under "More Information About the Fund."

MAIN RISK FACTORS

     When the Portfolio is invested in underlying funds that own stocks, the value of your investment in the fund will fluctuate in response to stock market movements.

     The underlying funds may invest in smaller or newer companies, which are more likely to grow, as well as suffer more significant losses, than larger or more established companies. Investments in such companies can be both more volatile and more speculative.

     The underlying funds may invest in aggressive growth stocks, which may be more expensive relative to their earnings or assets compared to value or other stocks. The prices of aggressive growth stocks are based largely on projections of the issuer's future earnings and revenues. If a company's earnings or revenues fall short of expectations, its stock price may fall dramatically.

     The underlying funds may invest in technology companies. The technology sector has historically been more volatile due to the rapid pace of product change and development within the sector. The stock prices of companies operating within this sector may be subject to abrupt or erratic movements.

     When the Portfolio invests in underlying funds that use margin, leverage, short sales and other forms of financial derivatives, such as options and futures, an investment in the fund may be more volatile than investments in other mutual funds.

     Because the fund invests primarily in underlying funds, the value of your investment will fluctuate in response to the performance of the underlying funds. In addition, investing through the fund in an underlying portfolio of funds involves additional expenses and tax results that would not arise if you invested directly in the funds that the fund owns. By investing indirectly in underlying funds through the fund, you will bear not only your proportionate share of the fund's expenses (including operating costs and investment advisory, 12b-1 and administrative fees), but also, indirectly, similar expenses and charges of the underlying funds, including any contingent deferred sales charges and redemption charges. Finally, you may receive taxable capital gains distributions to a greater extent than would be the case if you invested directly in the underlying funds.

     As with any mutual fund, loss of money is a risk of investing in the fund. Please read "More About Risk" carefully before investing.

PERFORMANCE

     Performance history will be available for the fund after it has been in operation for one calendar year. The fund commenced operation on February 28, 2000.

FEES AND EXPENSES OF THE FUND

     The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

     There are no sales loads, fees or other charges

               o    to buy fund shares directly from the fund
               o    to reinvest dividends in additional shares
               o to exchange into shares of other funds in the Flex-funds family of funds
               o    or to redeem your shares.

     ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND
     ASSETS)1

               Management Fees                         0.75%
               Distribution (12b-1) Fees               0.25%
               Other Expenses2                         0.48%
                                                       -----
               Total Annual Fund Operating Expenses    1.48%
               Expense Reimbursement3                - 0.23%
                                                       -----
               Net Expenses                            1.25%

     1 This table and the Example below reflect the expenses of the fund and its proportionate share of expenses from its corresponding portfolio. See "The Fund's Investment in the Portfolio" under "More Information About the Fund."

     2 "Other Expenses" are based upon estimated amounts for the current fiscal year.

     3 The adviser has agreed to waive its fees and/or absorb expenses to limit the fund's total annual operating expenses to 1.25%. The adviser may terminate this agreement after April 30, 2001.

     EXAMPLE

     The example in the table below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

     Assuming you

               o    invest $10,000 in the fund
               o    redeem your shares at the end of the periods shown below
               o    earn a 5% return each year and
               o    incur the same fund operating expenses shown above,

     your cost of investing in the fund would be:

               1 YEAR           3 YEARS
               ------           -------
               $127             $445

     Of course, your actual costs may be higher or lower.

                       THE AGGRESSIVE GROWTH FUND - FLAGX

INVESTMENT GOAL

     The fund seeks growth of capital. To pursue this goal, the fund invests all of its assets in a portfolio which invests primarily in other mutual funds that are not affiliated with the fund.

MAIN STRATEGIES

     The fund invests all of its assets in the Aggressive Growth Mutual Fund Portfolio, a master fund having the same investment goal as the fund. See "The Fund's Investment in a Portfolio" under "More Information About the Fund." The Portfolio is a "fund of funds" that pursues its investment goal by investing primarily in open-end or closed-end investment companies (the "underlying funds"). The underlying funds in which the Portfolio invests seek primarily capital growth or appreciation, without regard to current income, by investing in common stock or securities convertible into or exchangeable for common stock (such as convertible preferred stock, convertible debentures or warrants). The adviser overweights mutual fund types that it believes represent above average market potential. The adviser continually evaluates market capitalization (for example, blue chip versus small capitalization) and sector rotation (for example, high tech versus industrial companies) when selecting mutual funds. Except when it may be necessary to accumulate cash in order to satisfy minimum purchase requirements of the underlying funds or to meet anticipated redemptions, the Portfolio normally will maintain its assets invested in underlying funds.

     The Portfolio may invest in common stocks directly.

     The Portfolio may invest in unit investment trusts, which are investment vehicles that purchase a fixed portfolio of securities.

     The Portfolio may invest up to 100% of its assets directly in, or in underlying funds investing in, future contracts and options on futures contracts.

     The underlying funds in which the Aggressive Growth Mutual Fund Portfolio invests may incur more risk and volatility than those in which the Growth Mutual Fund Portfolio invests. For example, they may trade their portfolios more actively (which results in higher brokerage commissions and increased realization of taxable gains) and/or invest in companies whose securities are subject to more erratic movements. Under normal conditions, the underlying funds in which the Aggressive Growth Mutual Fund Portfolio invests will be likely to own a higher percentage of smaller or newer companies than those in which the Growth Mutual Fund Portfolio invests. In addition, under normal circumstances, the underlying funds in which the Aggressive Growth Mutual Fund Portfolio invests will be more likely to use leverage than those in which the Growth Mutual Fund Portfolio invests. Furthermore, under normal circumstances, the Aggressive Growth Mutual Fund Portfolio will be more likely to be invested in fewer sectors of the economy than the Growth Mutual Fund Portfolio. Although the Portfolios may invest in shares of the same underlying fund, the percentage of each Portfolio's assets so invested may vary, and the adviser will determine that such investments are consistent with the investment objectives and policies of each Portfolio.

     None of the fund's investment goals are fundamental and may be changed without shareholder approval.

     For more information, see "How Does the Fund Pursue Its Investment Goal?" under "More Information About the Fund."

     MAIN RISK FACTORS

     The adviser uses an aggressive growth strategy in choosing the fund's investments. As a result, an investment in the fund involves a greater degree of risk, and its share price may be more volatile, than an investment in a conservative equity fund or a growth fund invested entirely in proven growth stocks.

     When the Portfolio is invested in underlying funds that own stocks, the value of your investment in the fund will fluctuate in response to stock market movements.

     The underlying funds may invest in smaller or newer companies, which are more likely to grow, as well as suffer more significant losses, than larger or more established companies. Investments in such companies can be both more volatile and more speculative.

     The underlying funds may invest in aggressive growth stocks, which may be more expensive relative to their earnings or assets compared to value or other stocks. The prices of aggressive growth stocks are based largely on projections of the issuer's future earnings and revenues. If a company's earnings or revenues fall short of expectations, its stock price may fall dramatically.

     The underlying funds may invest in technology companies. The technology sector has historically been more volatile due to the rapid pace of product change and development within the sector. The stock prices of companies operating within this sector may be subject to abrupt or erratic movements.

     When the Portfolio invests in underlying funds that use margin, leverage, short sales and other forms of financial derivatives, such as options and futures, an investment in the fund may be more volatile than investments in other mutual funds.

     Because the fund invests primarily in underlying funds, the value of your investment will fluctuate in response to the performance of the underlying funds. In addition, investing through the fund in an underlying portfolio of funds involves additional expenses and tax results that would not arise if you invested directly in the funds that the fund owns. By investing indirectly in underlying funds through the fund, you will bear not only your proportionate share of the fund's expenses (including operating costs and investment advisory, 12b-1 and administrative fees), but also, indirectly, similar expenses and charges of the underlying funds, including any contingent deferred sales charges and redemption charges. Finally, you may receive taxable capital gains distributions to a greater extent than would be the case if you invested directly in the underlying funds.

     As with any mutual fund, loss of money is a risk of investing in the fund. Please read "More About Risk" carefully before investing.

PERFORMANCE

     Performance history will be available for the fund after it has been in operation for one calendar year. The fund commenced operation on February 28, 2000.

FEES AND EXPENSES OF THE FUND

     The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

     There are no sales loads, fees or other charges

               o    to buy fund shares directly from the fund
               o    to reinvest dividends in additional shares
               o to exchange into shares of other funds in the Flex-funds family of funds
               o    or to redeem your shares.

     ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND
     ASSETS)1

                Management Fees                        0.75%
                Distribution (12b-1) Fees              0.25%
                Other Expenses2                        0.48%
                                                       -----
                Total Annual Fund Operating Expenses   1.48%
                Expense Reimbursement3               - 0.23%
                                                       -----
                Net Expenses                           1.25%

     1 This table and the Example below reflect the expenses of the fund and its proportionate share of expenses from its corresponding portfolio. See "The Fund's Investment in the Portfolio" under "More Information About the Fund."

     2 "Other Expenses" are based upon estimated amounts for the current fiscal year.

     3 The adviser has agreed to waive its fees and/or absorb expenses to limit the fund's total annual operating expenses to 1.25%. The adviser may terminate this agreement after April 30, 2001.

     EXAMPLE

     The example in the table below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

     Assuming you

               o    invest $10,000 in the fund
               o    redeem your shares at the end of the periods shown below
               o    earn a 5% return each year and
               o    incur the same fund operating expenses shown above,

     your cost of investing in the fund would be:

               1 YEAR           3 YEARS
               ------           -------
               $127             $445

     Of course, your actual costs may be higher or lower.

                        U.S. GOVERNMENT BOND FUND - FLXBX

INVESTMENT GOAL

     The fund seeks to maximize current income through investment in:

               o securities which are issued, or guaranteed as to principal and interest, by the U.S. government or any of its agencies or instrumentalities and

               o repurchase agreements involving these U.S. government securities

MAIN STRATEGIES

     The fund invests all of its assets in the Bond Portfolio, a master fund having the same investment goal as the fund. See "Each Fund's Investment in a Portfolio" under "More Information About the Funds." Normally, the Portfolio invests at least 65% of the value of its assets in U.S. government debt securities. The Portfolio may invest in U.S. Treasuries; agency securities such as Ginnie Maes, Sally Maes, Fanny Maes and Freddie Macs; and repurchase agreements involving these securities.

     The Portfolio may invest in U.S. government securities having any maturity. Normally, the Portfolio will invest in 10 year U.S. government securities if the adviser believes the risk/reward relationship of the bond market is positive. The Portfolio will invest in short-term U.S. government securities or money market securities when the adviser believes the risk/reward relationship of the bond market is negative. If the adviser believes that long-term interest rates are significantly greater than inflation, the Portfolio may invest in U.S. government securities with maturities as long as 30 years.

     When analyzing the market for U.S. government securities, the adviser monitors the following indicators:

               o momentum - the trend of U.S. government securities prices compared to moving averages

               o real interest rates - the 10-year Treasury bond yield compared to the rate of inflation

               o yield spread - the 10-year Treasury bond yield as compared to the 90-day Treasury bill yield

     The Portfolio may invest in "traditional" derivatives, such as financial futures contracts and related options as a hedge against changes, resulting from market conditions, in the value of securities held or intended to be held by the Portfolio.

     None of the fund's investment goals are fundamental and may be changed without shareholder approval.

     For more information, see "How Does the Fund Pursue Its Investment Goal?" under "More Information About the Funds."

MAIN RISK FACTORS

     As with most bond funds, the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of debt securities (including U.S. government securities). These and other risks of investing in the fund are set forth in "More About Risk." Other factors may affect the market price and yield of the fund's securities, including investor demand and domestic and worldwide economic conditions. As with any mutual fund, loss of money is a risk of investing in the fund.

PERFORMANCE

     The bar chart below provides some indication of the risks of investing in the U.S. Government Bond Fund by showing changes in the fund's performance from year to year over a 10-year period. The table below compares the fund's performance with a broad measure of market performance and the returns of an index of funds with similar investment objectives. How the fund has performed in the past is not necessarily an indication of how the fund will perform in the future.

          [Plot points for Edgar format]:

                           YEAR               ANNUAL TOTAL RETURN
                           ----               -------------------
                           1990                       8.35%
                           1991                      15.30%
                           1992                       3.26%
                           1993                       8.22%
                           1994                      -0.99%
                           1995                      18.32%
                           1996                       0.15%
                           1997                       7.70%
                           1998                       9.62%
                           1999                       0.35%

     During the 10-year period shown in the bar chart, the highest return for a quarter was 7.60% (quarter ended June 30, 1995) and the lowest return for a quarter was -4.05% (quarter ending March 31, 1992).

Average Annual Total Returns
(for the periods ending
DECEMBER 31, 1999)                  PAST ONE YEAR   PAST 5 YEARS   PAST 10 YEARS
------------------                  -------------   ------------   -------------
U.S. Government Bond Fund                0.35%         7.03%           6.86%
The Lehman Brothers Intermediate
Government Bond Index*                   0.40%         6.95%           7.13%
Morningstar's Average General
Government Bond Fund                    -1.31%         6.17%           6.46%

*The Lehman Brothers Intermediate Government Bond Index is an unmanaged index of fixed-rate bonds issued by the U.S. government and its agencies that are rated investment grade or higher and have one to ten years remaining until maturity and at least $100 million outstanding. The Lehman Brothers Intermediate Government Bond Index does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

FEES AND EXPENSES OF THE FUND

     The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

     There are no sales loads, fees or other charges

               o    to buy fund shares directly from the fund
               o    to reinvest dividends in additional shares
               o to exchange into shares of other funds in the Flex-funds family of funds
               o    or to redeem your shares.

     ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND
     ASSETS)1

               Management Fees                         0.40%
               Distribution (12b-1) Fees               0.20%
               Other Expenses2                         0.58%
                                                       -----
               Total Annual Fund Operating Expenses    1.18%
               Fee Waiver and Expense
                  Reimbursement3                      -0.18%
                                                       -----
               Net Expenses                            1.00%

     1 This table and the Example below reflect the expenses of the fund and its proportionate share of expenses from its corresponding Portfolio. See "Each Fund's Investment in a Portfolio" under "More Information About the Funds."

     2 "Other Expenses" are based upon expenses actually incurred by the fund for the year ended December 31, 1999.

     3 The adviser has agreed to reduce its fees and/or absorb expenses to limit the fund's total annual operating expenses to 1.00%. The adviser may terminate this agreement after April 30, 2001.

     EXAMPLE

     The example in the table below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

     Assuming you

               o    invest $10,000 in the fund
               o    redeem your shares at the end of the periods shown below
               o    earn a 5% return each year and
               o    incur the same fund operating expenses shown above,

     your cost of investing in the fund would be:

               1 YEAR           3 YEARS           5 YEARS           10 YEARS
               ------           -------           -------           --------
               $102             $357              $632              $1,416

     Of course, your actual costs may be higher or lower.

                            MONEY MARKET FUND - FFMXX

INVESTMENT GOAL

     The fund seeks to provide current income while maintaining a stable share price of $1.00. To pursue this goal, the fund invests primarily in high-quality, short-term money market instruments, such as securities backed by the full faith and credit of the U.S. government, securities issued by U.S. government agencies, or obligations issued by corporations and financial institutions.

MAIN STRATEGIES

     The fund invests all of its assets in the Money Market Portfolio, a master fund having the same investment goal as the fund. See "Each Fund's Investment in a Portfolio" under "More Information about the Funds." The Portfolio, like all money funds, follows SEC guidelines on the quality, maturity and diversification of its investments. These guidelines are designed to help reduce a money fund's risks so that it is more likely to keep its share price at $1.00.

               o The Portfolio only buys securities that the adviser determines present minimal credit risks and that are rated in one of the top two short-term rating categories or that are comparable unrated securities in the adviser's opinion.

               o The Portfolio only buys securities with remaining maturities of 397 calendar days or less and maintains a dollar-weighted average portfolio maturity of 90 days or less.

               o Generally, the Portfolio may not invest more than 5% of its total assets in the securities of a single issuer, other than in U.S. government securities.

               o Generally, the adviser will attempt to purchase securities with longer maturities when it believes interest rates are falling and will attempt to purchase securities with shorter maturities when it believes interest rates are rising.

     The Portfolio will limit its purchases to U.S. government securities and securities of its agencies and instrumentalities, bank obligations and instruments secured thereby, high quality commercial paper, high grade corporate obligations, funding agreements and repurchase agreements.

     None of the fund's investment goals are fundamental and may be changed without shareholder approval.

     For more information, see "How Does the Fund Pursue Its Investment Goal?" under "More Information About the Funds."

MAIN RISK FACTORS

     The fund is subject to income risk, which is the possibility that the fund's dividends or income will decline because of falling interest rates. The fund is subject, to a limited extent, to credit risk which is the possibility that the issuer of a security owned by the fund will be unable to repay interest and principal in a timely manner.

     An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. Please read "More About Risk" carefully before investing.

PERFORMANCE

     The bar chart below provides some indication of the risks of investing in the Money Market Fund by showing changes in the fund's performance from year to year over a 10-year period. The table below compares the fund's performance with the returns of an index of funds with similar investment objectives. How the fund has performed in the past is not necessarily an indication of how the fund will perform in the future.

     [Plot points for Edgar format]:

                           YEAR               ANNUAL TOTAL RETURN
                           ----               -------------------
                           1990                      8.21%
                           1991                      6.12%
                           1992                      3.70%
                           1993                      2.98%
                           1994                      4.10%
                           1995                      5.85%
                           1996                      5.27%
                           1997                      5.38%
                           1998                      5.31%
                           1999                      4.96%

     During the 10-year period shown in the bar chart, the highest return for a quarter was 2.02% (quarter ended June 30, 1990) and the lowest return for a quarter was 0.71% (quarter ending June 30, 1993).

     The fund's seven-day simple yield ended on December 31, 1999 was 5.49% and the seven-day compound yield ended December 31, 1999 was 5.63%. To request the fund's current seven-day yield, please call 1-800-325-3539 or 614-760-2159.

Average Annual Total Returns
(for the periods ending
DECEMBER 31, 1999)                  PAST ONE YEAR   PAST 5 YEARS   PAST 10 YEARS
------------------                  -------------   ------------   -------------
Money Market Fund                       4.96%          5.36%           5.18%
Lipper's Average General Purpose
Money Market Fund                       4.49%          4.95%           4.79%

FEES AND EXPENSES OF THE FUND

     The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

     There are no sales loads, fees or other charges

               o    to buy fund shares directly from the fund
               o    to reinvest dividends in additional shares
               o to exchange into shares of other funds in the Flex-funds family of funds
               o    or to redeem your shares.

     ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND
     ASSETS)1

               Management Fees                         0.26%
               Distribution (12b-1) Fees2              0.08%
               Other Expenses3                         0.20%
                                                       -----
               Total Annual Fund Operating Expenses    0.54%
               Fee Waiver and Expense
                 Reimbursement4                       -0.13%
                                                       -----
               Net Expenses                            0.41%

     1 This table and the Example below reflect the expenses of the fund and its proportionate share of expenses from its corresponding Portfolio. See "Each Fund's Investment in a Portfolio" under "More Information About the Funds."

     2 "Distribution (12b-1) Fees" are based upon expenses actually incurred by the fund for the year ended December 31, 1999; however, the Fund may incur up to 0.20% in distribution (12b-1) fees.

     3 "Other Expenses" are based upon expenses actually incurred by the fund for the year ended December 31, 1999.

     4 Reflects the adviser's agreement to reduce its fees and/or absorb expenses to the extent necessary to achieve an effective yield for the fund that will rank in the top 10% of yields for all general purpose money market funds in 2000. The adviser may terminate this agreement after April 30, 2001.

     EXAMPLE

     The example in the table below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

     Assuming you

               o    invest $10,000 in the fund
               o    redeem your shares at the end of the periods shown below
               o    earn a 5% return each year and
               o    incur the same fund operating expenses shown above,

     your cost of investing in the fund would be:

               1 YEAR           3 YEARS           5 YEARS           10 YEARS
               ------           -------           -------           --------
               $42              $160              $289              $665

     Of course, your actual costs may be higher or lower.

                             WHO MAY WANT TO INVEST

MUIRFIELD FUND(R)

     The fund may be appropriate if you:

     o are seeking long-term growth potential but are concerned about moderating the risks associated with being invested in stocks at all times

     o    are seeking to diversify your portfolio

     o    are investing with a long-term horizon

     The fund may not be appropriate if you:

     o    are investing to meet short-term financial goals

     o    are seeking to be invested in the stock market at all times

     o are seeking to maximize returns from an aggressive growth strategy that is invested in stocks at all times


TOTAL RETURN UTILITIES FUND

     The fund may be appropriate if you:

     o are seeking a more conservative, income-oriented equity investment or are looking to supplement your core equity holdings

     o    are a socially responsible investor

     The fund may not be appropriate if you:

     o    are seeking a short-term investment vehicle

     o    desire an investment that is diversified over several market sectors


HIGHLANDS GROWTH FUND

     The fund may be appropriate if you:

     o    are seeking long-term growth potential

     o are seeking a fund for the growth portion of an asset allocation portfolio

     o    are more comfortable with a focus on established, well-known companies

     o    are seeking to diversify your portfolio

     o are willing to accept higher short-term risk along with potentially higher long-term returns

     The fund may not be appropriate if you:

     o are unwilling to accept an investment that will go up and down in value

     o    are investing to meet short-term financial goals


THE DYNAMIC GROWTH FUND

     The fund may be appropriate if you:

     o    are seeking long-term growth potential

     o    are seeking to be invested in the stock market at all times

     o    are seeking to diversify your portfolio

     o    are investing with a long-term horizon

     The fund may not be appropriate if you:

     o    are investing to meet short-term financial goals

     o are unwilling to accept an investment that will go up and down in value

THE AGGRESSIVE GROWTH FUND

     The fund may be appropriate if you:

     o    are seeking long-term growth potential

     o are seeking to maximize returns from an aggressive growth strategy that is invested in the stock market at all times

     o    are seeking to diversify your portfolio

     o    are investing with a long-term horizon

     The fund may not be appropriate if you:

     o    are investing to meet short-term financial goals

     o are unwilling to accept an investment that will go up and down in value


U.S. GOVERNMENT BOND FUND

     The fund may be appropriate if you:

     o    are seeking a regular stream of income

     o have common stock holdings and want a bond investment in order to diversify your portfolio

     o are seeking higher potential returns than money market investments provide and are willing to accept moderate risk of volatility

     o    have retired or are about to retire

     The fund may not be appropriate if you:

     o    require maximum stability of principal

     o    are investing for a maximum return over a long-term horizon


MONEY MARKET FUND

     The fund may be appropriate if you:

     o like to earn income at current money market rates while preserving the value of your investment

     o    are looking for a short-term component of an asset allocation program

     o    characterize your investment outlook as "very conservative"

     o want to be able to move your money into stock or bond investments quickly and without penalty

     The fund may not be appropriate if you:

     o    are investing for maximum return over a long-term horizon

                         RESULTS OF A $10,000 INVESTMENT

                   THE MUIRFIELD FUND(R) VS. BENCHMARK INDEXES

AVERAGE ANNUAL TOTAL RETURNS
AS OF 12/31/99

1 YEAR                         16.43%
5 YEARS                        18.95%
10 YEARS                       14.15%
SINCE INCEPTION (8/10/88)      14.22%


[Plot Points for EDGAR]:
                                                         Morningstar's
                                                         Average Asset
 The Muirfield Fund(R)          S&P 500                Allocation Fund Index
YEAR     DOLLAR AMOUNT     YEAR    DOLLAR AMOUNT     YEAR     DOLLAR AMOUNT
----     -------------     ----    -------------     ----     -------------
01/01/90    $10,000        01/01/90    $10,000       01/01/90    $10,000
12/31/90    $10,233        12/31/90    $ 9,688       12/31/90    $10,109
12/31/91    $13,285        12/31/91    $12,642       12/31/91    $12,417
12/31/92    $14,203        12/31/92    $13,605       12/31/92    $13,462
12/31/93    $15,354        12/31/93    $14,973       12/31/93    $15,035
12/31/94    $15,769        12/31/94    $15,170       12/31/94    $14,838
12/31/95    $19,840        12/31/95    $20,863       12/31/95    $18,388
12/31/96    $21,029        12/31/96    $25,651       12/31/96    $20,684
12/31/97    $24,939        12/31/97    $34,206       12/31/97    $24,181
12/31/98    $32,252        12/31/98    $43,981       12/31/98    $26,883
12/31/99    $37,550        12/31/99    $53,234       12/31/99    $29,205

The chart compares The Muirfield Fund(R)'s shares to benchmark indexes. It is intended to give you a general idea of how the Fund performed compared to these benchmarks over the period 1/1/90 -12/31/99. It is important to understand differences between your Fund and these indexes. An index measures performance of a hypothetical portfolio.

A market index such as the S&P 500 Composite Stock Price Index is not managed, incurring no sales charges, expenses, or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return. An index of funds such as the Morningstar's Average Asset Allocation Fund Index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy.

For a description of indexes referred to on this page, please refer to "Performance."

PAST PERFORMANCE IS NO GUARANTEE OF COMPARABLE FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

1999 IN REVIEW

     1999 was another year of double-digit returns for The Muirfield Fund(R). For the 12 months ended December 31, the Fund returned 16.43%, comparing favorably with the 9.40% return of the average asset allocation fund, according to Morningstar.

     This was another year, as well, for volatility and narrowness in the stock market. Of the annual returns of the major stock market indices, over 90% of the S&P 500, 60% of the Dow Jones Industrial Average, and 70% of the NASDAQ came in the final 11 weeks of the year. And, for the year, the 100 largest capitalization stocks in the S&P 500 contributed over 80% of the 21% gain of the Index, and the technology sector contributed 65% to the gain of the S&P 500.

     The advance of stock market indices was dramatic, but the Fund spent part of the year in a defensive position with large allocations to cash equivalent securities. Two reasons for this decision were the narrowness of the market and the increasing interest rate environment. As of December 31, over 60% of the stocks listed on the New York Stock Exchange and the NASDAQ were down more than 20% from their annual highs. This condition is normally not a good sign for the future health of the stock market.

     The increase in interest rates was influenced partially by Y2K concerns, but a large part was due to fears of future inflation. These two areas - the breadth of the market and interest rates - are two of the most important components in our Defensive Investing discipline, and both were negative much of the year. In fact, we never owned bonds this year due to our negative evaluation of the interest rate environment.

     When the Fund was exposed to the risk of the stock market, fund selection was extremely important because of the narrowness of the market. During the first four months of the year, fund positions were selected to emphasize large cap growth and technology. In the second four months of the year (from mid-April to mid-August) our fund selection emphasized value stocks and energy issues. From mid-August through the end of the year, our fund selection emphasis returned to large-cap and technology funds.

                         RESULTS OF A $10,000 INVESTMENT

              THE TOTAL RETURN UTILITIES FUND VS. BENCHMARK INDEXES

AVERAGE ANNUAL TOTAL RETURNS
AS OF 12/31/99

1 YEAR                     20.01%
SINCE INCEPTION (6/21/95)  18.89%


[Plot Points for EDGAR]:

                                                   Morningstar's
     The Total                                   Average Utility
Return Utilities Fund          S&P 500             Fund Index
DATE          AMOUNT       DATE     AMOUNT       DATE     AMOUNT
----          ------       ----     ------       ----     ------
6/21/95       $10,000      6/21/95  $10,000      6/21/95  $10,000
9/30/95       $10,427      9/30/95  $10,809      9/30/95  $10,755
12/31/95      $11,500      12/31/95 $11,460      12/31/95 $11,499
3/31/96       $11,415      3/31/96  $12,075      3/31/96  $11,479
6/30/96       $12,103      6/30/96  $12,616      6/30/96  $11,942
9/30/96       $12,085      9/30/96  $13,006      9/30/96  $11,730
12/31/96      $13,032      12/31/96 $14,089      12/31/96 $12,715
3/31/97       $12,729      3/31/97  $14,468      3/31/97  $12,585
6/30/97       $13,749      6/30/97  $16,992      6/30/97  $13,687
9/30/97       $14,898      9/30/97  $18,264      9/30/97  $14,451
12/31/97      $16,770      12/31/97 $18,788      12/31/97 $15,968
3/31/98       $18,465      3/31/98  $21,407      3/31/98  $17,625
6/30/98       $17,910      6/30/98  $22,114      6/30/98  $17,326
9/30/98       $16,067      9/30/98  $19,918      9/30/98  $17,116
12/31/98      $18,241      12/31/98 $24,157      12/31/98 $18,958
3/31/99       $18,356      3/31/99  $25,361      3/31/99  $18,383
6/30/99       $20,556      6/30/99  $27,148      6/30/99  $20,287
9/30/99       $20,709      9/30/99  $25,454      9/30/99  $19,610
12/31/99      $21,891      12/31/99 $29,240      12/31/99 $21,689

The chart compares The Total Return Utilities Fund's shares to benchmark indexes. It is intended to give you a general idea of how the Fund performed compared to these benchmarks over the period 6/21/95-12/31/99. (Please note that performance figures for the indexes are from 6/30/95-12/31/99.) It is important to understand differences between your Fund and these indexes. An index measures performance of a hypothetical portfolio.

A market index such as the S&P 500 Composite Stock Price Index is not managed, incurring no sales charges, expenses, or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return. An index of funds such as the Morningstar's Average Utility Fund Index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy.

For a description of indexes referred to on this page, please refer to "Performance."

PAST PERFORMANCE IS NO GUARANTEE OF COMPARABLE FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

1999 IN REVIEW

     For 1999, The Total Return Utilities Fund returned 20.01%, outperforming the 15.13% return for the average utility fund, according to Morningstar, and the -6.02% return for the Dow Jones Utility Average for the same time period.

     Utility stocks suffered greatly in 1999 - their worst annual performance since 1994 - even as the robust economy drove up demand for utility services and improved the financial performance of many utility companies. Our strategy of industry diversification, notably in our weighting toward the telecommunications sector, helped the Fund outperform most large-cap utility stocks this past year. We have been saying for many years that the distribution of returns in the utility sector was widening, and that deregulation would separate the winners from the losers. The performance of the Fund in 1999 stamped a seal of approval on this view.

     We also overcame an increasing interest rate environment in 1999, demonstrating to investors that a yield-oriented portfolio does not have to decline when interest rates rise. The connection between interest rates and prices for utility stocks has weakened in recent years, and the results of the Fund's individual stock picking strategy - seeking out companies that we believe offer sustainable and reliable growth - affirms this view.

     Strong performance from the telecom stocks in our portfolio helped the Fund achieve good returns throughout the year. The gas and electric distribution sector has also been ripe with opportunities, with deregulation driving consolidations and buyouts within the industry. General lack of interest in the utility sector, however, resulted in declines in some of our more traditional holdings, even as they increased earnings and dividends. The silver lining here is that the depressed values of these stocks allows us to add to our positions at lower prices.

                         RESULTS OF A $10,000 INVESTMENT

                 THE HIGHLANDS GROWTH FUND VS. BENCHMARK INDEXES

AVERAGE ANNUAL TOTAL RETURNS
AS OF 12/31/99

1 YEAR                         21.16%
5 YEARS                        21.37%
10 YEARS                       14.21%
SINCE INCEPTION (1/1/88)       11.57%


[Plot Points for EDGAR]:

                                                            Morningstar's
                                                           Average Growth
The Highlands Growth Fund          S&P 500                Mutual Fund Index
YEAR     DOLLAR AMOUNT       YEAR    DOLLAR AMOUNT      YEAR     DOLLAR AMOUNT
----     -------------       ----    -------------      ----     -------------
01/01/90   $10,000           01/01/90   $10,000         01/01/90   $10,000
12/31/90   $10,431           12/31/90   $ 9,688         12/31/90   $ 9,557
12/31/91   $12,670           12/31/91   $12,642         12/31/91   $13,146
12/31/92   $13,475           12/31/92   $13,605         12/31/92   $14,342
12/31/93   $14,447           12/31/93   $14,973         12/31/93   $16,112
12/31/94   $14,346           12/31/94   $15,170         12/31/94   $15,853
12/31/95   $17,878           12/31/95   $20,863         12/31/95   $20,837
12/31/96   $19,501           12/31/96   $25,651         12/31/96   $25,026
12/31/97   $25,211           12/31/97   $34,206         12/31/97   $31,310
12/31/98   $31,179           12/31/98   $43,981         12/31/98   $37,374
12/31/99   $37,777           12/31/99   $53,234         12/31/99   $47,909

The chart compares The Highlands Growth Fund's shares to benchmark indexes. It is intended to give you a general idea of how the Fund performed compared to these benchmarks over the period 1/1/90-12/31/99. It is important to understand differences between your Fund and these indexes. An index measures performance of a hypothetical portfolio.

A market index such as the S&P 500 Composite Stock Price Index is not managed, incurring no sales charges, expenses, or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return. An index of funds such as the Morningstar's Average Growth Mutual Fund Index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy.

For a descriptions of indexes referred to on this page, please refer to "Performance."

PAST PERFORMANCE IS NO GUARANTEE OF COMPARABLE FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

1999 IN REVIEW

     For 1999, The Highlands Growth Fund performed exactly as expected - outperforming the S&P 500 - thanks in large part to the Fund's "sector neutral, style neutral" investment strategy. Through the market fluctuations of this past year, the Fund held to its investment strategy and avoided the underperformance that hampered other equity funds that employ a more style-focused strategy. For the 12 months ended December 31, 1999, the Fund returned 21.16%, while the S&P 500 Index returned 21.04%.

     The stock market was relatively tame through the first half of the year, and performance was broad across many market sectors. Investors seemed more willing to consider other sectors and styles besides technology and growth, as the market rotated to energy, cyclical, and small-cap stocks. Overall performance for the first six months of the year were by and large more balanced than we had seen in a year.

     This broadening trend, however, fizzled after June, as interest rate worries and inflation fears rattled investors in the third quarter. No sector or style seemed to be in favor, save for a handful of energy and technology companies. The market surged back with an impressive fourth quarter, as technology stocks carried many indices into record territory by year-end.

     Advance/decline statistics for many market indices were narrower in 1999 than they were the previous year, making it difficult to outperform the market with a diversified portfolio. Only two sectors of the S&P 500 outperformed the index as a whole during 1999; technology gained 71.46% and capital goods gained 42.16%. The other sectors enjoyed positive performance for the year, with the exception of transportation which declined -9.61%, and healthcare which declined -9.60%.

                         RESULTS OF A $10,000 INVESTMENT

               THE U.S. GOVERNMENT BOND FUND VS. BENCHMARK INDEXES

AVERAGE ANNUAL TOTAL RETURNS
AS OF 12/31/99

1 YEAR                         0.35%
5 YEARS                        7.03%
10 YEARS                       6.86%
SINCE INCEPTION (1/1/88)       6.91%


[Plot Points for EDGAR]:

                                                            Morningstar's
                                 The Lehman Bros.          Average General
                              Intermediate Government      Government Bond
The U.S. Govt. Bond Fund           Bond Index                 Fund Index
YEAR         DOLLAR AMOUNT     YEAR    DOLLAR AMOUNT     YEAR     DOLLAR AMOUNT
----         -------------     ----    -------------     ----     -------------
01/01/90      $10,000          01/01/90   $10,000        01/01/90    $10,000
12/31/90      $10,835          12/31/90   $10,956        12/31/90    $10,851
12/31/91      $12,493          12/31/91   $12,501        12/31/91    $12,367
12/31/92      $12,900          12/31/92   $13,368        12/31/92    $13,098
12/31/93      $13,960          12/31/93   $14,477        12/31/93    $14,119
12/31/94      $13,821          12/31/94   $14,224        12/31/94    $13,611
12/31/95      $16,354          12/31/95   $16,276        12/31/95    $15,663
12/31/96      $16,379          12/31/96   $16,963        12/31/96    $16,065
12/31/97      $17,645          12/31/97   $18,273        12/31/97    $17,341
12/31/98      $19,343          12/31/98   $19,828        12/31/98    $18,628
12/31/99      $19,412          12/31/99   $19,908        12/31/99    $18,380

The chart compares The U.S. Government Bond Fund's shares to benchmark indexes. It is intended to give you a general idea of how the Fund performed compared to these benchmarks over the period 1/1/90-12/31/99. It is important to understand differences between your Fund and these indexes. An index measures performance of a hypothetical portfolio.

A market index such as The Lehman Brothers Intermediate Government Bond Index is not managed, incurring no sales charges, expenses, or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return. An index of funds such as the Morningstar's Average General Government Bond Fund Index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy.

For a description of indexes referred to on this page, please refer to "Performance."

PAST PERFORMANCE IS NO GUARANTEE OF COMPARABLE FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

1999 IN REVIEW

     For the 12 months ended December 31, The Flex-funds U.S. Government Bond Fund returned 0.35%, outperforming the average general government bond fund which declined -1.31% for the year, according to Morningstar. The Lehman Brothers Intermediate Government Bond Index returned 0.40% for the year.

     The increasing interest rate environment in 1999 hampered the performance on many bond funds. In contrast, the U.S. Government Bond Fund's "Defensive Investing" discipline helped investors gain a positive return on their investment by maintaining a fully defensive position for most of the year. We began 1999 with a fully invested position in ten-year Treasury notes, foreseeing a flat interest rate environment as dictated by global economic conditions. However, continued strength in the U.S. economy and fears of Fed rate increases led to a decline in the bond market and triggered a sell signal in our investment discipline. During the first six months of 1999, the rate on the 30-year Treasury bond increased by nearly one full percentage point, from 5.12% on December 31, 1998, to 6.10% on June 30, 1999.

     Brief bond market rallies following the Federal Reserve's three interest rate hikes this summer were not enough to turn our investment discipline decidedly positive. Except for a partially-invested position during two weeks in July, we were fully defensive in the Fund as the bond market virtually collapsed from November 16 through year-end.

                        MORE INFORMATION ABOUT THE FUNDS

EACH FUND'S INVESTMENT IN A PORTFOLIO

     Each fund seeks to achieve its investment goal by investing all of its assets in a corresponding portfolio. The funds and their corresponding portfolios are as follows:

     FUND                                PORTFOLIO
     ----                                ---------
     Muirfield Fund(R)             =     Mutual Fund Portfolio
     Total Return Utilities Fund   =     Utilities Stock Portfolio
     Highlands Growth Fund         =     Growth Stock Portfolio
     Dynamic Growth Fund           =     Growth Mutual Fund Portfolio
     Aggressive Growth Fund        =     Aggressive Growth Mutual Fund Portfolio
     U.S. Government Bond Fund     =     Bond Portfolio
     Money Market Fund             =     Money Market Portfolio

     Each portfolio has the same investment goal as its corresponding fund. Each fund's investment policies are also substantially similar to its corresponding portfolio's, except the fund may pursue its policies by investing in an open-end management investment company with the same investment goal and substantially similar policies and restrictions as the fund. Each fund buys shares of its corresponding portfolio at net asset value. An investment in a fund is an indirect investment in its corresponding portfolio.

     It is possible that a fund may withdraw its investment in its corresponding portfolio and subsequently invest in another open-end management investment company with the same investment goal and substantially similar policies. This could happen if a portfolio changes its investment goal or if the board of trustees, at any time, considers it in the fund's best interest.

     A fund's structure, where it invests all of its assets in its corresponding portfolio, is sometimes called a "master/feeder" structure. You will find more detailed information about this structure and the potential risks associated with it in the Statement of Additional Information.

MUIRFIELD FUND(R)

     HOW DOES THE FUND PURSUE ITS INVESTMENT GOAL?

     The Portfolio will seek to achieve its investment goal through asset allocation and mutual fund selection. Under normal circumstances, at least 65% of the value of the Portfolio's total assets will be invested in mutual funds. The underlying mutual funds will consist of diversified mutual funds which invest primarily in common stock or securities convertible into or exchangeable for common stock (such as convertible preferred stock, convertible debentures or warrants) and which seek long-term growth or appreciation, with current income typically of secondary importance. The Portfolio will not invest in other funds of the Flex-funds family of funds or the Meeder Advisor Funds family of funds, the corresponding portfolios of which are also managed by the adviser.

     The Portfolio will generally purchase "no-load" mutual funds, which are sold and purchased without a sales charge. However, the Portfolio may purchase "load" mutual funds only if the load, or sales commission, is waived for purchases or sales made by the Portfolio.

     The Portfolio may at times desire to gain exposure to the stock market through the purchase of "index" funds (funds which purchase stocks represented in popular stock market averages) with a portion of its assets.

     The manager addresses asset allocation decisions by making shifts in the mix of stocks, bonds and cash in the Portfolio. The Portfolio may at times assume a defensive position by investing up to 100% of its assets in money market securities and investment grade bonds.

TOTAL RETURN UTILITIES FUND

     HOW DOES THE FUND PURSUE ITS INVESTMENT GOAL?

     The Portfolio seeks to achieve its goal by investing, under normal conditions, at least 65% of its total assets in a diversified portfolio of common stocks, preferred stocks, warrants and rights, and securities convertible into common or preferred stock of public utility companies. Public utility companies include domestic or foreign companies that provide electricity, natural gas, water, telecommunications or sanitary services to the public. The Portfolio will not invest more than 5% of its total assets in equity securities of issuers whose debt securities are rated below investment grade, that is, rated below one of the four highest rating categories by Standard & Poor's Corporation ("S&P") or Moody's Investors Service, Inc. ("Moody's") or deemed to be of equivalent quality in the judgment of the subadviser. Debt securities rated below investment grade are rated below Baa or BBB.

     The remaining 35% of the Portfolio's assets may be invested in debt securities issued by public utility companies, and/or equity and debt securities of issuers outside of the public utility industry which in the opinion of the subadviser stand to benefit from developments in the public utilities industry. The Portfolio will not invest more than 40% of its total assets in the telephone industry. The Portfolio may invest up to 25% of its total assets in securities of foreign issuers. The Portfolio will not invest more than 10% of its net assets in securities that are deemed to be illiquid.

     Investments are selected on the basis of fundamental analysis to identify those securities that, in the judgment of the subadviser, provide current income and growth of income, and secondarily, capital appreciation, but only when consistent with its primary investment goal.

     Fundamental analysis involves assessing a company and its business environment, management, balance sheet, income statement, anticipated earnings and dividends and other related measures of value. The subadviser monitors and evaluates the economic and political climate of the area in which each company is located. The relative weightings among common stocks, debt securities and preferred stocks will vary from time to time based upon the subadviser's judgment of the extent to which investments in each category will contribute to meeting the Portfolio's investment goal.

     The subadviser emphasizes quality in selecting investments for the Portfolio. In addition to looking for high credit ratings, the subadviser ordinarily looks for several of the following characteristics: above average earnings growth; above average growth of book value; an above average balance sheet; high earnings to debt service coverage; low ratio of dividends to earnings; high return on equity; low debt to equity ratio; an above average rating with respect to government regulation; growing rate base; lack of major construction programs and strong management.

     The Portfolio may invest up to 35% of its total assets in debt securities of issuers in the public utility industries. Debt securities in which the Portfolio invests are limited to those rated A or better by S&P or Moody's or deemed to be of equivalent quality in the judgment of the subadviser.

     During periods when the subadviser deems it necessary for temporary defensive purposes, the fund may invest without limit in high quality money market instruments. These instruments consist of commercial paper, certificates of deposit, banker's acceptances and other bank obligations, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, high grade corporate obligations and repurchase agreements.

     The Portfolio, under normal circumstances, will invest 25% or more of its total assets in securities of public utility companies. This concentration policy is fundamental and may not be changed without shareholder approval.

HIGHLANDS GROWTH FUND

     HOW DOES THE FUND PURSUE ITS INVESTMENT GOAL?

     Under normal conditions, at least 80% of the Portfolio's total assets will be invested in domestic common stocks and at least 65% of the Portfolio's total assets will be invested in growth stocks.

     The manager selects for the Portfolio common stocks from all domestic publicly traded common stocks; however, at least 70% of the assets of the Portfolio invested in common stocks will be invested in common stocks which are included in the S & P 500.

     The Portfolio consists of investment portfolios representing each of the industry sectors (identified by the Portfolio's subadviser) comprising the S & P 500. The assets of the Portfolio will be allocated to each of these industry sectors in approximately the same proportion as these industry sectors are represented in the S & P 500 on a market capitalization-weighted basis. The subadviser continuously reviews the representation of the industry sectors in the S & P 500 and continuously groups domestic publicly traded common stocks into a specific industry sector.

     The Portfolio subadviser compares the total market value of the common stocks in each industry sector of the S & P 500 to the total market value of all common stocks in the S & P 500 to determine each industry sector's weighting in the S & P 500. If the weighting of any industry sector in the Portfolio varies from the weighting on a market-capitalization basis of that industry sector in the S & P 500 at the end of any month, the Portfolio subadviser will reallocate the amount of assets in the Portfolio allocated to that industry sector. The subadviser may reallocate more frequently than monthly if it chooses to do so. These reallocations may cause additional transaction costs to the extent that securities may be sold as part of such reallocations.

     The assets of the Portfolio representing each of these industry sectors are managed on a discretionary basis by one or more separate investment advisers, called sector advisers, selected by the Portfolio subadviser. The Portfolio subadviser's selection of sector advisers is reviewed and approved by the trustees of the Portfolio.

     Assets of the Portfolio representing each of the industry sectors are managed by one or more sector advisers. However, if an advisory agreement between a sector adviser and the Portfolio is terminated leaving no sector adviser to manage the assets of the Portfolio representing an industry sector, the Portfolio's subadviser will, upon termination and until a new sector adviser is selected, manage and "index" the assets of the Portfolio representing the applicable industry sector. In this case, the subadviser will "index" the assets of the Portfolio representing its industry sector by selling any stocks representing the industry sector that are not included in the S&P 500 and investing the assets comprising the industry sector in S&P 500 stocks identified by the Portfolio's subadviser as belonging to that industry sector in the same proportion as those stocks are represented in the S&P 500 on a market capitalization-weighted basis.

     Each sector adviser is limited to the list of companies identified by the Portfolio's subadviser which represents the sector adviser's specific industry sector. Each sector adviser then selects those common stocks which, in its opinion, best represent the industry sector the sector adviser has been assigned. In selecting securities for the Portfolio, the sector advisers evaluate factors believed to be favorable to long term growth of capital, including specific financial characteristics of the issuer such as historical earnings growth, sales growth, profitability and return on equity. The sector advisers also analyze the issuer's position within its industry sector as well as the quality and experience of the issuer's management.

     Up to 20% of the Portfolio's assets may be invested in temporary defensive investments such as money market instruments and investment grade bonds. The Portfolio may purchase stock index futures contracts and related options. Up to 5% of the total assets of the Portfolio may be invested in American Depositary Receipts.

THE DYNAMIC GROWTH AND AGGRESSIVE GROWTH FUNDS

     HOW DO THE FUNDS PURSUE THEIR INVESTMENT GOAL?

     The underlying funds in which the Growth Mutual Fund Portfolio and Aggressive Growth Fund Portfolio invest will consist of mutual funds and closed end funds that invest primarily in common stock or securities convertible into or exchangeable for common stock (such as convertible preferred stock, convertible debentures or warrants), and that seek capital growth or appreciation, without regard to current income. The portfolios will not invest in other funds of the Flex-funds family of funds or the Meeder Advisor Funds family of funds, the corresponding portfolios of which are also managed by the adviser.

     Investment decisions by the investment advisers of the underlying funds are made independently of a portfolio and the adviser. Therefore, the investment adviser of one underlying fund may be purchasing shares of the same issuer whose shares are being sold by the investment adviser of another such fund. The result of this would be an indirect expense to a portfolio without accomplishing any investment purpose.

     The portfolios will generally purchase "no-load" mutual funds, which are sold and purchased without a sales charge. A portfolio may also purchase "load" mutual funds, but only if the load, or sales commission, is waived for purchases or sales made by the portfolio.

     A portfolio may also invest in "closed-end" funds. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% and 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers Automated Quotation System (commonly known as NASDAQ), and in some cases may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand by the issuer like shares of a mutual fund, investors seek to buy and sell shares of closed-end funds in the secondary market.

     A portfolio may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund that a portfolio purchases will ever decrease. In fact, it is possible that this market discount may increase, and a fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of a portfolio's shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by a portfolio at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by a portfolio.

     TYPES OF FUNDS. Normally, a portfolio invests in the following types of mutual funds: aggressive growth, growth, small capitalization, specialty and industry sector funds. In addition, a portfolio may at times desire to gain exposure to the stock market through the purchase of "index" funds (funds that purchase stocks represented in popular stock market averages) with a portion of its assets. A portfolio may also invest in underlying funds holding foreign securities. The adviser will vary the proportion of each type of underlying fund based on the mix of such funds that may, in the adviser's view, be most likely to achieve the funds' investment goals.

     The adviser selects underlying funds in which to invest based in part on their investment goals and strategies, their investment adviser and portfolio manager, and on the analysis of their past performance (absolute, relative, and risk-adjusted). The adviser also considers other factors in the selection of funds, such as fund size, liquidity, expense ratio, general composition of its investment portfolio, and current and expected portfolio holdings. Many funds in which a portfolio invests may not share the same investment goal and investment limitations as the portfolio.

     INDEX-BASED INVESTMENTS. A portfolio may invest in index-based investments
     (IBIs), including Standard & Poor's Depositary Receipts (SPDRs). IBIs are shares of publicly traded unit investment trusts that own the stocks in the relevant index. For example, SPDRs represent ownership interests in unit investment trusts holding a portfolio of securities closely reflecting the price performance and dividend yield of the S&P 500 Index. IBIs, including SPDRs, are subject to the risk of an investment in a broadly based portfolio of common stocks, including the risk of declines in the general level of stock prices. They are also subject to trading halts due to market conditions or other reasons that, in the view of the American Stock Exchange, make trading IBIs inadvisable.


U.S. GOVERNMENT BOND FUND

     HOW DOES THE FUND PURSUE ITS INVESTMENT GOAL?

     Under normal circumstances, at least 65% of the value of the Portfolio's total assets will be invested in U.S. government debt securities.

     The U.S. government securities in which the Portfolio invests are either issued or guaranteed by the U.S. government, its agencies, or instrumentalities. These securities are limited to:

          o direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds;

          o notes, bonds, and discount notes of U.S. government agencies or instrumentalities, such as: the Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks, and Banks for Cooperatives; Farmers Home Administration; Federal Home Loan Banks; Federal Home Loan Mortgage Corporation; Federal National Mortgage Association; Government National Mortgage Association; and Student Loan Marketing Association; and

          o repurchase agreements relating to any of the foregoing U.S. government securities.

     Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. government, such as Government National Mortgage Association participation certificates, are backed by the full faith and credit of the U.S. Treasury. No assurance can be given that the U.S. government will provide financial support to other agencies or instrumentalities, since it is not obligated to do so. These agencies and instrumentalities are supported by:

          o the issuer's right to borrow an amount limited to a specific line of credit from the U.S. Treasury;

          o discretionary authority of the U.S. government to purchase certain obligations of an agency or instrumentality; or

          o    the credit of the agency or instrumentality.

     The Portfolio will invest in U.S. government securities of varying maturities. Normally, the Portfolio will invest in 10-year U.S. government securities if the adviser believes the risk/reward relationship of the bond market is positive. The Portfolio will invest in short-term U.S. government securities or money market securities when the adviser believes the risk/reward relationship of the bond market is negative. If the Portfolio's adviser believes that long-term interest rates are significantly greater than inflation, the Portfolio may invest in U.S. government securities with maturities as long as 30 years.

     The Portfolio's adviser believes the appropriate way to defend assets against shifts in interest rates is to be invested in short-term U.S. government securities only when it believes that the risk/reward relationship of the bond market is negative. To determine the maturities of U.S. government securities for purchase, the Manager monitors the following indicators:

          o Momentum - the trend of U.S. government securities prices versus various moving averages

          o Real Rates - the 10-year treasury bond yield as compared to inflation and

          o Yield Spread - the 10-year treasury bond yield as compared to the 90-day T-bill yield.

THE MONEY MARKET FUND

     HOW DOES THE FUND PURSUE ITS INVESTMENT GOAL?

     The manager seeks to achieve its goal by investing in high-quality money market instruments which mature in 397 days or less. Also, the Portfolio will seek to minimize changes in the value of its assets due to market factors by maintaining a dollar-weighted average portfolio maturity of 90 days or less.

     The Portfolio may change its average portfolio maturity or level of quality to protect its net asset value when it is perceived that changes in the liquidity of major financial institutions may adversely affect the money markets. Consequently, for temporary defensive purposes, the Portfolio may shorten the average maturity of its investments and/or invest only in the highest quality debt instruments, including, for example, U.S. government or agency obligations.

                              WHAT ARE DERIVATIVES?

     A derivative is a financial contract whose value is based on or derived from a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Futures and options are derivatives that have been trading on regulated exchanges for over 20 years. These "traditional" derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. It is these characteristics that differentiate futures and options from the relatively new types of derivatives. If used for speculation or as leveraged investments, derivatives can carry considerable risks.

     Similar risks exist for warrants (securities that permit their owners to purchase a specific number of shares of stock at a predetermined price), and convertible securities (securities that may be exchanged for a different asset). For this reason, the Portfolios will not use futures, options, warrants or convertible securities for speculative purposes or as leveraged investments that magnify the gains or losses of an investment.

     The reasons for which a Portfolio will invest in futures and options are:

          o To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks or bonds;

          o To reduce the Portfolio's transaction costs or add value when these instruments are favorably priced;

          o To forego taxes that would otherwise have to be paid on gains from the sale of the Portfolio securities; and

          o To attempt to protect the value of certain securities owned or intended to be purchased by the Portfolio while the manager is making a change in the Portfolio's investment position.


                             WHO MANAGES THE FUNDS?

THE BOARD. The board of trustees oversees the management of the funds and the portfolios, and elects their officers. The officers are responsible for the funds and the portfolios' day-to-day operations. Information concerning the trustees and officers of the funds and the portfolios appears in the Statement of Additional Information.

MANAGERS. The Portfolios investment advisers and subadvisers are as follows:

Portfolio and                    Investment                             Investment
CORRESPONDING FUND               ADVISER                                SUBADVISER(S)
------------------               -------                                -------------
Mutual Fund Portfolio            Meeder Asset Management, Inc.          None
(Muirfield Fund(R))

Utilities Stock Portfolio        Meeder Asset Management, Inc.          Miller/Howard Investments, Inc.
(Total Return Utilities Fund)

Growth Stock Portfolio           Meeder Asset Management, Inc.          Sector Capital Management, L.L.C.
(Highlands Growth Fund)                                                 and the Sector Advisers (see
                                                                        "Sector Advisers - Growth Stock
                                                                        Portfolio")

Growth Mutual Fund Portfolio     Meeder Asset Management, Inc.          None
(Dynamic Growth Fund)

Aggressive Growth Mutual
Fund Portfolio                   Meeder Asset Management, Inc.          None
(Aggressive Growth Fund)

Bond Portfolio                   Meeder Asset Management, Inc.          None
(U.S. Government Bond Fund)

Money Market Portfolio           Meeder Asset Management, Inc.          None
(Money Market Fund)


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


INVESTMENT ADVISER. Meeder Asset Management, Inc. ("Meeder"), formerly known as
R. Meeder & Associates, Inc., serves as investment adviser to the portfolios. Meeder has been an investment adviser to individuals, pension and profit sharing plans, trusts, charitable organizations, corporations and other institutions since 1974. As of December 31, 1999, Meeder and its affiliates managed approximately $2.2 billion in assets. Meeder has its principal offices at 6000 Memorial Drive, Dublin, OH 43017.

INVESTMENT SUBADVISER - UTILITIES STOCK PORTFOLIO

Miller/Howard Investments, Inc. ("Miller/Howard"), the Utilities Stock Portfolio's subadviser, makes investment decisions for the Utilities Stock Portfolio. Meeder continues to have responsibility for all investment advisory services provided to the Utilities Stock Portfolio and supervises Miller/Howard's performance of such services. Miller/Howard is a registered investment adviser that has been providing investment services to broker-dealers, investment advisers, employee benefit plans, endowment portfolios, foundations and other institutions and individuals since 1984. As of December 31, 1999, Miller/Howard managed approximately $272 million in assets. Miller/Howard has its principal offices at 141 Upper Byrdcliffe Road, P. O. Box 549, Woodstock, New York 12498.

INVESTMENT SUBADVISER - GROWTH STOCK PORTFOLIO

Sector Capital Management, L.L.C. ("Sector Capital"), the Growth Stock Portfolio's subadviser, furnishes investment advisory services in connection with the management of the Growth Stock Portfolio. Sector Capital has been a registered investment adviser to individuals, pension and profit sharing plans, trusts, charitable organizations, corporations and other institutions since January 1995. As of December 31, 1999, Sector Capital managed approximately $877 million in assets. Sector Capital has its principal offices at 5350 Poplar Avenue, Suite 490, Memphis, Tennessee 38119.

Sector Capital utilizes its "Sector Plus" investment strategy to manage the assets of the Growth Stock Portfolio. Pursuant to this strategy, Sector Capital divides the assets of the Growth Stock Portfolio among ten industry sectors of the S&P 500, each of which is managed by a separate sector adviser. Sector Capital is responsible for overseeing the sector advisers and recommending their hiring, termination and replacement. Meeder and Sector Capital are ultimately responsible for the investment performance of the Growth Stock Portfolio because of Meeder's responsibility to oversee Sector Capital and Sector Capital's responsibility to oversee the sector advisers and recommend their hiring, termination and replacement.

Sector Capital and the Growth Stock Portfolio have entered into a sub-subadvisory agreement with each Sector Adviser selected for the Portfolio. Sector Capital is responsible for selecting, subject to the review and approval of the Growth Stock Portfolio's Board of Trustees, the sector advisers that have distinguished themselves by able performance in respective areas of expertise in sector management, and to review their continued performance. In addition, Sector Capital is responsible for categorizing publicly traded domestic common stocks into a specific industry sector. Sector Capital may also invest the Growth Stock Portfolio's financial futures contracts and related options.

During the sector adviser selection process, Sector Capital performs initial due diligence on all prospective sector advisers. In evaluating prospective sector advisers, Sector Capital considers, among other factors, each candidate's level of expertise; relative performance and consistency of performance; level of adherence to investment discipline or philosophy; personnel, facilities and financial strength; and quality of service and client communications.

Sector Capital monitors sector adviser performance through quantitative and qualitative analysis, as well as periodic in-person, telephonic and written consultations with sector advisers. Sector Capital has responsibility for communicating performance expectations and evaluations to sector advisers and ultimately recommending to the Board of Trustees of the Growth Stock Portfolio whether sector advisers' contracts should be renewed, modified, or terminated. Sector Capital provides reports to the Growth Stock Portfolio's Board of Trustees regarding the results of its evaluation and monitoring functions.

The Securities and Exchange Commission has granted the Growth Stock Portfolio an exemptive order that permits the Growth Stock Portfolio and Sector Capital to enter into and materially amend sub-subadvisory agreements with sector advisers, without such agreements being approved by the Growth Stock Portfolio's investors or the Highlands Growth Fund's shareholders. The exemptive order does not apply, however, to sub-subadvisory agreements with affiliated persons of the Growth Stock Portfolio, the Manager or Sector Capital, other than by reason of such affiliated person serving as an existing sector adviser to the Growth Stock Portfolio, which still require shareholder approval. The exemptive order also permits the Growth Stock Portfolio and the Highlands Growth Fund to disclose, on an aggregate basis rather than individually, the fees paid to sector advisers that are not such affiliated persons. In addition, the exemptive order includes the condition that within 90 days of the hiring of any new sector advisers, the Manager and Sector Capital will furnish shareholders of the fund with an information statement about the new sector adviser and sub-subadvisory agreement. Any changes to the advisory contract between the Growth Stock Portfolio and the manager or the subadvisory agreement among the Growth Stock Portfolio, Manager and Sector Capital will still require shareholder approval. A majority of the shareholders of The Highlands Growth Fund approved the operation of the Trust in accordance with the exemption.

SECTOR ADVISERS - GROWTH STOCK PORTFOLIO

Subject to the supervision and direction of Sector Capital and, ultimately, the Board of Trustees of the Growth Stock Portfolio, each sector adviser's responsibilities are limited to:

     o managing its portion of the securities held by the Growth Stock Portfolio in accordance with the Portfolio's stated investment goals and strategies,

     o    making investment decisions for the Growth Stock Portfolio, and

     o placing orders to purchase and sell securities on behalf of the Growth Stock Portfolio.

The following sets forth certain information about each of the sector advisers:

     MILLER/HOWARD INVESTMENTS, INC. serves as sector adviser to the utilities and transportation sectors of the Growth Stock Portfolio. Miller/Howard is a registered investment adviser that has been providing investment services to broker-dealers, investment advisers, employee benefit plans, endowment portfolios, foundations and other institutions and individuals since 1984. As of December 31, 1999, Miller/Howard managed approximately $272 million in assets.

Lowell G. Miller, President and CIO of Miller/Howard, is the portfolio manager primarily responsible for the day-to-day management of those assets of the Growth Stock Portfolio allocated to Miller/Howard. Mr. Miller has served as President and portfolio manager of Miller/Howard since 1984. Miller/Howard is also the subadviser to the Utilities Stock Portfolio, a corresponding portfolio to The Flex-funds' Total Return Utilities Fund and the Meeder Advisor Funds' Utility Growth Fund. Miller/Howard's principal executive offices are located at 141 Upper Byrdcliffe Road, Post Office Box 549, Woodstock, New York 12498.

     HALLMARK CAPITAL MANAGEMENT, INC. serves as sector adviser to the capital goods sector of the Growth Stock Portfolio. Hallmark is a registered investment adviser that has been providing investment services to individuals; banks; pension, profit sharing, and other retirement plans; trusts; endowments; foundations; and other charitable organizations since 1986. As of December 31, 1999, Hallmark managed approximately $190 million in assets. Peter S. Hagerman is the portfolio manager primarily responsible for the day-to-day management of those assets of the Growth Stock Portfolio allocated to Hallmark. Mr. Hagerman has been Chairman of the Board, President, and Chief Executive Officer of Hallmark since 1994 and has been associated with Hallmark since 1986. Hallmark's principal executive offices are located at One Greenbrook Corporate Center, 100 Passaic Avenue, Fairfield, New Jersey 07004.

     BARROW, HANLEY, MEWHINNEY & STRAUSS, INC. serves as sector adviser to the consumer durable and non-durable sectors of the Growth Stock Portfolio. Barrow is a registered investment adviser that has been providing investment services to banks; investment companies; pension and profit sharing plans; charitable organizations and corporations since 1979. As of December 31, 1999, Barrow managed approximately $29.1 billion in assets. Jane Gilday, CFA, is the portfolio manager primarily responsible for the day-to-day management of those assets of the Growth Stock Portfolio allocated to Barrow. From 1993 to 1998, Ms. Gilday worked as a securities analyst at Hancock Institutional Equity Services and Advest, Inc. Ms. Gilday has served as a portfolio manager and Principal for Barrow since 1998. Barrow's principal executive offices are located at 3232 McKinney Avenue, 15th Floor, Dallas, Texas 75204-2429.

     THE MITCHELL GROUP, INC. serves as sector adviser to the energy sector of the Growth Stock Portfolio. The Mitchell Group is a registered investment adviser that has been providing investment services to individuals, banks, investment companies, pension and profit sharing plans, charitable organizations, corporations and other institutions since 1989. As of December 31, 1999, The Mitchell Group held discretionary investment authority over approximately $311 million in assets. Rodney Mitchell, who has served as President, Chief Executive Officer, and Chief Financial Officer of The Mitchell Group since 1989, is the portfolio manager primarily responsible for the day-to-day management of those assets of the Growth Stock Portfolio allocated to The Mitchell Group. The Mitchell Group's principal executive offices are located at 1100 Louisiana, #4810, Houston, Texas 77002.

     ASHLAND MANAGEMENT INCORPORATED serves as sector adviser to the materials and services sector of the Growth Stock Portfolio. Ashland is a registered investment adviser that has been providing investment services to individuals, pension and profit sharing plans, charitable organizations, corporations and other institutions since 1975. As of December 31, 1999, Ashland managed approximately $2.1 billion in assets. Terence J. McLaughlin, Managing Director of Ashland, and Deborah C. Ohl, a Vice President and Portfolio Manager, are the portfolio managers primarily responsible for the day-to-day management of those assets of the Growth Stock Portfolio allocated to Ashland. Mr. McLaughlin has been a Portfolio Manager for Ashland since 1984. Ms. Ohl has been employed by Ashland since August 1992 and has served as a Portfolio Manager for Ashland since 1993. Ashland's principal executive offices are located at 26 Broadway, New York, New York 10004.

     DELTA CAPITAL MANAGEMENT INC. serves as sector adviser to the finance sector of the Growth Stock Portfolio. Delta Capital is a registered investment adviser that has been providing investment services to individuals, endowments, corporations and other institutions since 1992. As of December 31, 1999, Delta Capital managed approximately $900 million in assets. Jonathan Kay is the portfolio manager primarily responsible for the day-to-day management of those assets of the Portfolio allocated to Delta Capital. Mr. Kay has been a portfolio manager for Delta Capital since April 1998. From 1993 to March 1998, Mr. Kay was a portfolio manager for Scudder Kemper Investments, Inc., a registered investment adviser. Delta Capital's principal executive offices are located at 745 Fifth Avenue, Suite 816, New York, New York 10151.

     DRESDNER RCM GLOBAL INVESTORS, L.L.C. (formerly RCM Capital Management, L.L.C.) serves as sector adviser to the technology sector of the Growth Stock Portfolio. Dresdner RCM is a registered investment adviser that provides investment services to institutional and individual clients and registered investment companies. Dresdner RCM was established in April 1996 as the successor to the business and operations of RCM Capital Management, a California Limited Partnership that, with its predecessors, has been in operation since 1970. As of December 31, 1999, Dresdner RCM had approximately $82.7 billion under management and advice. This includes approximately $47.0 billion under management and advice in San Francisco and an additional $35.7 billion by affiliates in London, Hong Kong, and San Diego. Walter C. Price and Huachen Chen, each Principals of Dresdner RCM, are the portfolio managers primarily responsible for the day-to-day management of those assets of the Growth Stock Portfolio allocated to Dresdner RCM. Messrs. Price and Chen have managed equity portfolios on behalf of Dresdner RCM since 1985. Dresdner RCM's principal executive offices are located at Four Embarcadero Center, San Francisco, CA 94111.

     ALLIANCE CAPITAL MANAGEMENT L.P. serves as sector adviser to the health sector of the Growth Stock Portfolio. Alliance, a registered investment adviser, is an international investment manager supervising client accounts with assets as of December 31, 1999 totaling approximately $368 billion. Alliance provides investment services primarily to corporate employee benefit funds, public employee retirement systems, investment companies, foundations, and endowment funds. Raphael L. Edelman, Vice President of Alliance, is the portfolio manager primarily responsible for the day-to-day management of those assets of the Growth Stock Portfolio allocated to Alliance. Mr. Edelman, who has seventeen years of investment experience, joined Alliance's research department in 1986 as an analyst after working two years as a manager in Alliance's mutual fund division. Alliance's principal executive offices are located at 1345 Avenue of the Americas, New York, NY 10105.

PORTFOLIO MANAGERS

     The individuals primarily responsible for the management of each of the portfolios are listed below:

THE GROWTH STOCK PORTFOLIO. William L. Gurner, President of Sector Capital, is primarily responsible for the day-to-day management of the Growth Stock Portfolio through interaction with each of the sector advisers. Mr. Gurner is also primarily responsible for managing the futures contracts and related options of the portfolio on behalf of the subadviser. Mr. Gurner has managed the portfolio since December 1996. Mr. Gurner has been President and portfolio manager of Sector Capital since January 1995. From September 1987 through December 1994, Mr. Gurner served as Manager of Pension Funds for Federal Express. Philip A. Voelker, Senior Vice President and Chief Investment Officer of Meeder, is primarily responsible for managing the portfolio's liquidity reserve and managing the futures contracts and related options of the Portfolio on behalf of Meeder. Mr. Voelker has managed assets on behalf of Meeder since 1975. Please see "Sector Advisers - Growth Stock Portfolio" for more information about each of the portfolio's sector advisers.

THE UTILITIES STOCK PORTFOLIO. The portfolio manager responsible for the Utilities Stock Portfolio's investments is Lowell G. Miller, a director and the President of Miller/Howard, the subadviser to the portfolio. Mr. Miller has served as President and portfolio manager of Miller/Howard and its predecessor since 1984 and has managed the portfolio since its inception in 1995.

THE MUTUAL FUND PORTFOLIO. The portfolio managers responsible for the Mutual Fund Portfolio's investments are Robert S. Meeder, Jr. and Philip A. Voelker. Mr. Meeder, President of Meeder, joined Meeder in 1983 and has been the portfolio manager for the portfolio since 1988. Mr. Voelker, Senior Vice President and Chief Investment Officer of Meeder, has managed assets on behalf of Meeder since 1975 and began co-managing the portfolio in April 1998.

THE BOND PORTFOLIO. The portfolio manager responsible for the Bond Portfolio's investments is Joseph A. Zarr. Mr. Zarr has been associated with Meeder as a portfolio manager since 1991 and has managed the portfolio since 1996.

THE MONEY MARKET PORTFOLIO. The portfolio manager responsible for the Money Market Portfolio's investments is Philip A. Voelker, Senior Vice President and Chief Investment Officer of Meeder. Mr. Voelker has managed assets on behalf of Meeder since 1975 and has managed the portfolio since 1985.

THE AGGRESSIVE GROWTH MUTUAL FUND PORTFOLIO. Philip A. Voelker is primarily responsible for the day-to-day management of the Aggressive Growth Mutual Fund Portfolio. Mr. Voelker, Senior Vice President and Chief Investment Officer of Meeder, has managed assets on behalf of Meeder since 1975.

THE GROWTH MUTUAL FUND PORTFOLIO. Philip A. Voelker is primarily responsible for the day-to-day management of the Growth Mutual Fund Portfolio. Mr. Voelker, Senior Vice President and Chief Investment Officer of Meeder, has managed assets on behalf of Meeder since 1975.

MANAGEMENT FEES. During the calendar year ended December 31, 1999, the portfolios paid management fees totaling the following:

                                            Management Fee as Percentage
     FUND                                   OF AVERAGE DAILY NET ASSETS
     ----                                   ---------------------------
     The Mutual Fund Portfolio                         0.77%
     The Utilities Stock Portfolio                     1.00%
     The Growth Stock Portfolio                        0.96%
     The Bond Portfolio                                0.21%
     The Money Market Portfolio                        0.15%

For each of the Growth Mutual Fund Portfolio and the Aggressive Growth Mutual Fund Portfolio, the management fee is paid at the rate of 0.75% of the first $200 million of average daily net assets and 0.60% of average daily net assets in excess of $200 million.

For more information about management fees, see "Investment Adviser" and "Investment Subadviser" in the Statement of Additional Information.

         PAST PERFORMANCE OF PRIVATE ACCOUNTS - GROWTH MUTUAL FUND AND
                    AGGRESSIVE GROWTH MUTUAL FUND PORTFOLIOS

     PURPOSE OF PAST PERFORMANCE. The performance information below is provided to show the past performance of the adviser in managing substantially similar accounts to the Growth Mutual Fund Portfolio and the Aggressive Growth Mutual Fund Portfolio, and to measure the past performance against a market index, the S&P 500 Composite Stock Price Index, and against peer fund indexes, Morningstar's Average Growth Fund Index and Morningstar's Average Aggressive Growth Fund Index, respectively.

     WHAT PAST PERFORMANCE DOES NOT REPRESENT. THE PAST PERFORMANCE SHOWN BELOW DOES NOT REPRESENT THE PERFORMANCE OF THE GROWTH MUTUAL FUND PORTFOLIO OR THE DYNAMIC GROWTH FUND, OR THE AGGRESSIVE GROWTH MUTUAL FUND PORTFOLIO OR THE AGGRESSIVE GROWTH FUND. You should not consider the past performance shown below as an indication of the future performance of the Growth Mutual Fund Portfolio or the Dynamic Growth Fund, or the Aggressive Growth Portfolio or the Aggressive Growth Fund.

     SIMILAR ACCOUNTS. Mr. Voelker served as the adviser's portfolio manager for privately managed accounts having investment goals, policies, strategies and risks substantially similar to those of the Growth Mutual Fund Portfolio and the Dynamic Growth Fund, and the Aggressive Growth Mutual Fund Portfolio and the Aggressive Growth Fund. Substantially all of the assets of these privately managed accounts have invested in mutual funds.

     CALCULATION OF PAST PERFORMANCE. All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses. All returns reflect the deduction of investment advisory fees, brokerage commissions and execution costs paid by the private accounts without providing for federal or state income taxes. Custodial fees, if any, were not used to reduce performance returns. The adviser's composite includes all actual, fee paying, discretionary, private accounts managed by the adviser that have investment objectives, policies, strategies and risks substantially similar to those of the Growth Mutual Fund Portfolio and the Dynamic Growth Fund, and the Aggressive Growth Mutual Fund Portfolio and the Aggressive Growth Fund. Cash and equivalents are included in performance returns. The yearly returns of the adviser's composite combine the individual accounts' returns by asset-weighting each individual account's asset value as of the beginning of each quarter. The yearly returns are computed by linking the returns of each quarter within the calendar year.

     DIFFERENCES IN REGULATION. The private accounts that are included in the adviser's composite are not subject to the same types of expenses to which the Growth Mutual Fund Portfolio or the Dynamic Growth Fund, or the Aggressive Growth Mutual Fund Portfolio or the Aggressive Growth Fund are subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Growth Mutual Fund Portfolio and the Dynamic Growth Fund, or the Aggressive Growth Mutual Fund Portfolio and the Aggressive Growth Fund by federal securities laws governing mutual funds and tax laws. Consequently, the performance results for the adviser's composite could have been adversely affected if the private accounts included in the composite had been regulated as mutual funds under the federal securities laws.

     The investment results of the adviser's composite presented below are unaudited and not intended to predict or suggest the returns that might be experienced by the Growth Mutual Fund Portfolio or the Aggressive Growth Mutual Fund Portfolio or that you might experience by investing in The Dynamic Growth Fund or The Aggressive Growth Fund. You should also be aware that the SEC uses a method different from that used below to calculate mutual fund performance, which could result in different performance returns.

                      PAST PERFORMANCE OF PRIVATE ACCOUNTS

              MEEDER ASSET
              MANAGEMENT, INC.                                MORNINGSTAR'S
              GROWTH ACCOUNTS                                 AVERAGE
YEAR          COMPOSITE                   S&P 500(1)          GROWTH FUND(2)
----          ---------------             ---------           --------------
1995              25.88%                    37.53%                 31.47%
1996              13.90%                    22.95%                 19.93%
1997              20.75%                    33.35%                 24.92%
1998              28.20%                    28.58%                 20.25%
1999              57.56%                    21.04%                 29.92%


              MEEDER ASSET
              MANAGEMENT, INC.                                MORNINGSTAR'S
              AGGRESSIVE                                      AVERAGE
              GROWTH ACCOUNTS                                 AGGRESSIVE
YEAR          COMPOSITE                   S&P 500(1)          GROWTH FUND(2)
----          ---------------             ----------          --------------

1995              24.02%                    37.53%                 36.81%
1996              11.72%                    22.95%                 13.86%
1997              18.05%                    33.35%                 16.90%
1998              31.98%                    28.58%                 16.41%
1999              70.93%                    21.04%                 60.18%

 (1) The S&P 500 Index is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. The Index reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

(2) An index of mutual funds, such as Morningstar's Average Growth Fund Index or Morningstar's Average Aggressive Growth Fund Index, includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy.

                           HOW IS THE TRUST ORGANIZED?

     Each fund is a no-load, open-end management investment company that is a series of The Flex-funds trust (the "Trust").

     The Trust is supervised by a board of trustees, an independent body that has ultimate responsibility for the funds' activities. The board retains various companies to carry out the funds' operations, including the investment adviser, custodian, transfer agent and others. The board has the right, and the obligation, to terminate the funds' relationship with any of these companies and to retain a different company if the board believes it is in the shareholders' best interests. At a mutual fund's inception, the initial shareholder (typically the adviser) appoints the fund's board. Thereafter, the board and the shareholders determine the board's membership. The board of the Trust may include individuals who are affiliated with the investment adviser.

     The funds do not hold annual shareholder meetings, but may hold special meetings for such purposes as electing or removing board members, changing fundamental policies, approving a management contract or approving a 12b-1 plan (12b-1 fees are explained in "Distribution Fees"). A shareholder meeting for the purpose of removing board members may be called by a vote of 10% of the outstanding shares of the Trust.

PORTFOLIO TRADES

     As long as the advisers believe a brokerage firm can provide a combination of quality execution (i.e., timeliness and completeness) and favorable price, they may consider research and related services when choosing a brokerage firm. Brokerage firms may use a portion of the commissions paid by a portfolio to reduce it, or its corresponding fund's, expenses.

DIVERSIFICATION

     All of the funds are diversified, which means each fund may not, with respect to at least 75% of its assets (100% of its assets in the case of the Money Market Fund), invest more than 5% of its assets in the securities of one company. However, under certain circumstances, each of the Muirfield Fund(R), Aggressive Growth Fund and the Dynamic Growth Fund may invest more than 5% of its assets in the shares of one mutual fund.

           HOW DOES TAXATION AFFECT THE FUNDS AND THEIR SHAREHOLDERS?

HOW DOES A PORTFOLIO EARN INCOME AND GAINS?

     A Portfolio may earn dividends and interest (a Portfolio's "income") on its investments. When a Portfolio sells a security for a price that is higher than it paid, it has a gain. When a Portfolio sells a security for a price that is lower than it paid, it has a loss. If a Portfolio has held the security for more than one year, the gain or loss will be a long-term capital gain or loss. If a Portfolio has held the security for one year or less, the gain or loss will be a short-term capital gain or loss. The Portfolio's gains and losses are netted together, and, if a Portfolio has a net gain (a Portfolio's "gain"), that gain will generally be distributed to you.

TAXATION OF A PORTFOLIO'S INVESTMENTS

     A Portfolio invests your money in the securities that are described in the sections "Main Strategies" and "How Does the Fund Pursue Its Investment Goal?" Special tax rules may apply in determining the income and gains that a Portfolio earns on its investments. These rules may, in turn, affect the amount of distributions that the funds pay to you. These special tax rules are discussed in the SAI.

     TAXATION OF A FUND. As a regulated investment company, a fund generally pays no federal income tax on the income and gains that it distributes to you.

     FOREIGN TAXES. Foreign governments may impose taxes on the income and gains from a Portfolio's investments in foreign securities. These taxes will reduce the amount of the fund's distributions to you.

TAXATION OF SHAREHOLDERS

WHAT IS A DISTRIBUTION?

     As a shareholder, you will receive your share of a fund's income and gains on its corresponding Portfolio's investments in stocks and other securities. The fund's income and short-term capital gains are paid to you as ordinary dividends. The fund's long-term capital gains are paid to you as capital gain distributions. If the fund pays you an amount in excess of its income and gains, this excess will generally be treated as a non-taxable return of capital. These amounts, taken together, are what we call the fund's distributions to you. The Total Return Utilities Fund, U.S. Government Bond Fund and Money Market Fund pay dividends from their net investment income on a monthly basis. The Muirfield Fund(R), The Highlands Growth Fund, The Aggressive Growth Fund and The Dynamic Growth Fund pay dividends from their net investment income on a quarterly basis. All funds distribute capital gains, if any, annually.

     DISTRIBUTIONS. Distributions from a fund, whether you receive them in cash or in additional shares, are generally subject to income tax. A fund will send you a statement in January of the current year that reflects the amount of ordinary dividends, capital gain distributions and non-taxable distributions you received from the fund in the prior year. This statement will include distributions declared in December and paid to you in January of the current year, but which are taxable as if paid on December 31 of the prior year. The IRS requires you to report these amounts on your income tax return for the prior year.

     DISTRIBUTIONS TO RETIREMENT PLANS. Fund distributions received by your qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you. Special rules apply to payouts from Roth and Education IRAs.

     DIVIDENDS-RECEIVED DEDUCTION. Corporate investors may be entitled to a dividends-received deduction on a portion of the ordinary dividends they receive from a fund.

     BUYING A DIVIDEND. Purchasing fund shares in a taxable account shortly before a distribution is known as "buying a dividend." In taxable accounts, you must pay income taxes on the distribution whether you take the distribution in cash or reinvest it. In addition, you will have to pay taxes on the distribution whether the value of your investment decreased, increased or remained the same after you bought the fund shares. The risk in buying a dividend is that the portfolios may build up taxable gains throughout the period covered by a distribution, as securities are sold at a profit. We distribute those gains to you, after subtracting any losses, even if you did not own the shares when the gains occurred.

     DIVIDEND REINVESTMENTS. Most investors have their dividends reinvested in additional shares of the same fund. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend payable date. Alternatively, you can choose to have a check for your dividends mailed to you. However, if the check is not deliverable, your dividends will be reinvested.

     REDEMPTIONS AND EXCHANGES

     WHAT IS A REDEMPTION?

     A redemption is a sale by you to a fund of some or all of your shares in the fund. The price per share you receive when you redeem fund shares may be more or less than the price at which you purchased those shares. An exchange of shares in a fund for shares of another Flex-funds' fund is treated as a redemption of fund shares and then a purchase of shares of the other Flex-funds' fund. When you redeem or exchange your shares, you will generally have a gain or loss, depending upon whether the amount you receive for your shares is more or less than your cost or other basis in the shares.

     If you redeem your shares or if you exchange your shares in a fund for shares in another Flex-funds fund, you will generally have a gain or loss that the IRS requires you to report on your income tax return. All or a portion of any loss on the redemption or exchange of your shares in a fund will be disallowed by the IRS if you purchase other shares in that fund within 30 days before or after your redemption or exchange.

     U.S. GOVERNMENT INTEREST. Many states grant tax-free status to dividends paid from interest earned on direct obligations of the U.S. Government, subject to certain restrictions. The funds will provide you with information at the end of each calendar year on the amount of any such dividends that may qualify for exemption from reporting on your individual income tax returns.

     NON-U.S. INVESTORS. Ordinary dividends generally will be subject to U.S. income tax withholding. Your home country may also tax ordinary dividends, capital gain distributions and gains arising from redemptions or exchanges of your fund shares. Fund shares held by the estate of a non-U.S. investor may be subject to U.S. estate tax. You may wish to contact your tax adviser to determine the U.S. and non-U.S. tax consequences of your investment in the funds.

     STATE TAXES. Ordinary dividends and capital gain distributions that you receive from the funds, and gains arising from redemptions or exchanges of your funds shares will generally by subject to state and local income tax. The holding of funds shares may also be subject to state and local intangibles taxes. You may wish to contact your tax adviser to determine the state and local tax consequences of your investment in the funds.

                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

     This explanation uses the Highlands Growth Fund as an example. The fund began calendar year 1999 with a net asset value (price) of $21.23 per share. During the year, the fund lost ($0.01) per share from net investment income (interest and dividends less operating expenses) and earned $4.37 per share from investments that had appreciated in value or that were sold for higher prices than the fund paid for them.

     Shareholders received $3.22 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

     The earnings ($4.36 per share) minus the distributions ($3.22 per share) resulted in a share price of $22.37 at the end of the year. This was an increase of $1.14 per share (from $21.23 at the beginning of the year to $22.37 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the fund was 21.16% for the year.

     As of December 31, 1999, the fund had $53,086,920 in net assets. For the year, its expense ratio was 1.56% ($15.60 per $1,000 of net assets); and its net investment income amounted to (0.04%) of its average net assets. It sold and replaced securities valued at 51.22% of its net assets.

                              FINANCIAL HIGHLIGHTS

     The financial highlights tables are intended to help you understand the funds' financial performance for the past 5 years (or, if shorter, the period of the funds' operations). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the funds (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, independent auditors, whose report, along with the funds' financial statements, are included in the annual report, which is available upon request.

                              THE MUIRFIELD FUND(R)

                                                                       Years Ended December 31,
                                              --------------------------------------------------------------
                                              1999        1998            1997         1996         1995

Net Asset Value, Beginning of Period          $6.88       $5.47           $5.47        $5.73        $5.34
   Income from Investment Operations
   Net Investment Income                       0.09        0.08            0.11         0.10         0.06
   Net Gains or Losses from Securities
      (both realized and unrealized)           0.89        1.51            0.91         0.25         1.31
   Total From Investment Operations            0.98        1.59            1.02         0.35         1.37

Less Distributions
   Dividends (from net investment income)     (0.09)      (0.08)          (0.11)       (0.10)       (0.06)
   Distributions (from capital gains)         (1.45)      (0.10)          (0.91)       (0.51)       (0.92)
   Total Distributions                        (1.54)      (0.18)          (1.02)       (0.61)       (0.98)

Net Asset Value, End of Period                $6.32       $6.88           $5.47        $5.47        $5.73

Total Return                                  16.43%      29.33%          18.59%        5.99%       25.82%

Ratios/Supplemental Data
   Net Assets, End of Period ($000)         $155,827    $125,547        $130,783     $121,335     $111,751
   Ratio of Expenses to Average Net Assets     1.21%       1.24%           1.29%        1.19%        1.26%
   Ratio of Net Investment Income to
      Average Net Assets                       1.33%       1.23%           1.69%        1.54%        0.97%
   Portfolio Turnover Rate1                  787.66%     128.31%         395.42%      297.41%      186.13%

1 Turnover rate of corresponding portfolio

Financial Statements and Notes pertaining thereto appear in the Statement of Additional Information.

FINANCIAL HIGHLIGHTS
THE TOTAL RETURN UTILITIES FUND

                                                                         Years Ended December 31,
                                                   ---------------------------------------------------------
                                                     1999              1998            1997           1996             1995*

Net Asset Value, Beginning of Period                $19.01            $17.72          $14.98         $14.14           $12.50

Income from Investment Operations
   Net Investment Income                              0.30              0.25            0.25           0.37             0.21
   Net Gains or Losses from Securities
      (both realized and unrealized)                  3.45              1.29            3.99           1.48             1.64
   Total From Investment Operations                   3.75              1.54            4.24           1.85             1.85

Less Dividends and Distributions
   Dividends (from net investment income)            (0.30)            (0.25)          (0.25)         (0.37)           (0.21)
   Distributions (from capital gains)                (2.12)              ---           (1.25)         (0.64)              --
   Total Distributions                               (2.42)            (0.25)          (1.50)         (1.01)           (0.21)

Net Asset Value, End of Period                      $20.34            $19.01          $17.72         $14.98           $14.14

Total Return                                         20.01%            8.77%          28.68%         13.33%           15.00%

Ratios/Supplemental Data
   Net Assets, End of Period ($000)                $13,893           $10,455          $8,405         $5,074           $2,881
   Ratio of Expenses to Average Net Assets            1.80%             1.80%           1.80%          1.25%            1.25%+
   Ratio of Net Investment Income to
      Average Net Assets                              1.48%             1.35%           1.57%          2.55%            3.18%+
   Ratio of Expenses to Average Net Assets,
      before waiver of fees(1)(2)                     1.99%             2.11%           2.51%          2.95%            4.35%+
   Ratio of Net Investment Income to Average
      Net Assets, before waiver of fees(1)(2)         1.29%             1.04%           0.86%          0.85%            0.08%+
   Portfolio Turnover Rate(3)                        69.20%            51.36%          41.22%         50.79%            5.06%

* For the period June 21, 1995 to December 31, 1995.
(1) See "Annual Fund Operating Expenses" for explanation of waiver of advisory fees.
(2) Includes directed brokerage payments in corresponding portfolio.
(3) Turnover rate of corresponding portfolio.
+ Annualized


Financial Statements and Notes pertaining thereto appear in the Statement of Additional Information.

FINANCIAL HIGHLIGHTS
THE HIGHLANDS GROWTH FUND

                                                                       Years Ended December 31,
                                                 -----------------------------------------------------------
                                                  1999           1998        1997         1996         1995

Net Asset Value, Beginning of Period            $21.23         $18.55       $16.41       $15.34       $13.08

Income from Investment Operations
   Net Investment Income                         (0.01)          0.06         0.06         0.31         0.50
   Net Gains or Losses from Securities
      (both realized and unrealized)              4.37           4.32         4.73         1.07         2.68
   Total From Investment Operations               4.36           4.38         4.79         1.38         3.18

Less Distributions
   Dividends (from net investment income)          ---          (0.06)       (0.06)       (0.31)       (0.50)
   Distributions (from capital gains)            (3.22)         (1.64)       (2.59)          --        (0.42)
   Total Distributions                           (3.22)         (1.70)       (2.65)       (0.31)       (0.92)

Net Asset Value, End of Period                  $22.37         $21.23       $18.55       $16.41       $15.34

Total Return                                     21.16%         23.67%       29.28%        9.08%       24.61%

Ratios/Supplemental Data
   Net Assets, End of Period ($000)            $53,087        $43,908      $33,752      $24,204      $24,631
   Ratio of Expenses to Average Net Assets        1.56%          1.69%        1.87%        1.65%        1.64%
   Ratio of Net Investment Income to
      Average Net Assets                         -0.04%          0.31%        0.30%        1.92%        3.38%
   Ratio of Expenses to Average Net Assets
      before waiver of fees(1)                    1.57%          1.70%        1.87%        1.65%        1.64%
   Ratio of Net Investment Income to Average
      Net Assets(1)                              -0.05%          0.30%        0.30%        1.92%        3.38%

Portfolio Turnover Rate(2)                       51.22%         79.98%      129.79%       81.66%      337.57%

(1) Ratio includes fees waived and/or directed brokerage payments received in corresponding portfolio
(2) Represents turnover rate of corresponding portfolio

Financial Statements and Notes pertaining thereto appear in the Statement of Additional Information.

FINANCIAL HIGHLIGHTS
THE U.S. GOVERNMENT BOND FUND

                                                                          Years Ended December 31,
                                                   -------------------------------------------------------------
                                                    1999        1998            1997         1996         1995

Net Asset Value, Beginning of Period               $22.14      $21.19          $20.64       $21.58       $19.25
   Income from Investment Operations
   Net Investment Income                             0.88        0.97            0.99         0.96         1.11
   Net Gains or Losses from Securities
      (both realized and unrealized)                (0.81)       1.02            0.55        (0.94)        2.33
   Total From Investment Operations                  0.07        1.99            1.54         0.02         3.44

Less Distributions and Dividends
   From net investment income                       (0.88)      (0.97)          (0.99)       (0.96)       (1.11)
   From net realized gains                            ---       (0.07)            --           --           --
   Total Distributions                              (0.88)      (1.04)          (0.99)       (0.96)       (1.11)

Net Asset Value, End of Period                     $21.33      $22.14          $21.19       $20.64       $21.58

Total Return                                         0.35%       9.62%           7.70%        0.15%       18.32%

Ratios/Supplemental Data
   Net Assets, End of Period ($000)               $12,422      $11,294         $16,973      $17,783      $16,048
   Ratio of Expenses to Average Net Assets           1.00%       1.00%           1.00%        1.00%        1.00%
   Ratio of Net Investment Income to
      Average Net Assets                             4.10%       4.52%           4.85%        4.61%        5.41%
   Ratio of Expenses to Average Net Assets,
      before waiver of fees(1)                       1.18%       1.16%           1.14%        1.06%        1.14%
   Ratio of Net Investment Income to Average
      Net Assets, before waiver of fees(1)           3.92%       4.36%           4.71%        4.55%        5.27%
   Portfolio Turnover Rate(2)                      352.23%     225.11%         375.64%      778.59%      232.34%

(1) See "Annual Fund Operating Expenses" for explanation of adviser's waiver of fees.
(2) Represents turnover rate of corresponding portfolio

Financial Statements and Notes pertaining thereto appear in the Statement of Additional Information.

FINANCIAL HIGHLIGHTS
MONEY MARKET FUND

                                                                       Years Ended December 31,
                                                   --------------------------------------------------------------
                                                   1999            1998             1997        1996         1995

Net Asset Value, Beginning of Period              $1.00           $1.00            $1.00       $1.00        $1.00
   Income from Investment Operations
   Net Investment Income                           0.049           0.052            0.053       0.05         0.06
   Total From Investment Operations                0.049           0.052            0.053       0.05         0.06

Less Distributions
   Dividends (from net investment income)         (0.049)         (0.052)          (0.053)     (0.05)       (0.06)
   Total Distributions                            (0.049)         (0.052)          (0.053)     (0.05)       (0.06)
Net Asset Value, End of Period                    $1.00           $1.00            $1.00       $1.00        $1.00

Total Return                                       4.96%           5.31%            5.38%       5.27%        5.85%

Ratios/Supplemental Data
   Net Assets, End of Period ($000)             $232,023        $154,255         $169,335    $119,947     $141,087
   Ratio of Expenses to Average Net Assets          0.41%          0.40%             0.40%       0.40%        0.40%
   Ratio of Net Investment Income to
      Average Net Assets                            4.88%          5.19%             5.26%       5.15%        5.70%
   Ratio of Expenses to Average Net Assets,
      before waiver of fees(1)                      0.54%          0.59%             0.59%       0.58%        0.64%
   Ratio of Net Investment Income to Average
      Net Assets, before waiver of fees(1)          4.75%          5.00%             5.07%       4.97%        5.46%

(1) See "Annual Fund Operating Expenses" for explanation of adviser's waiver of fees.

Financial Statements and Notes pertaining thereto appear in the Statement of Additional Information.

                               SHAREHOLDER MANUAL

HOW TO BUY SHARES

Shares are offered continuously and sold without a sales charge. Shares of The Muirfield(R), Total Return Utilities, Highlands Growth, Dynamic Growth and Aggressive Growth Funds are purchased at net asset value per share next determined after receipt of the purchase order by Mutual Funds Service Co., the funds' transfer agent, or an authorized agent of the funds. Shares of The U.S. Government Bond Fund are sold at net asset value per share next determined after receipt of both a purchase order and payment by the fund's transfer agent or the fund's authorized agent. Shares of The Money Market Fund are sold at the net asset value per share next determined after receipt of both a purchase order and payment in federal funds. Investments made by check are entered and credited at the net asset value determined on the next business day following receipt.

MINIMUM INVESTMENT. The minimum investment to open an account in each fund is $2,500 except an Individual Retirement Account (IRA) which has a $500 minimum. Subsequent investments in any account may be made in amounts of at least $100.

OPENING AN ACCOUNT.  You may open an account by mail or bank wire as follows:

     BY MAIL: To purchase shares, fill out the New Account Application accompanying this Prospectus. BE SURE TO SPECIFY THE NAME OF THE FUND IN WHICH YOU ARE INVESTING. A check payable to each fund you specify must accompany the New Account Application. The funds do not accept third party checks. Payments may be made by check or Federal Reserve Draft payable to the particular fund(s) specified on the application and should be mailed to the following address: THE FLEX-FUNDS, C/O MEEDER ASSET MANAGEMENT, INC., P.O. BOX 7177, DUBLIN, OHIO 43017.

     BY BANK WIRE: If the wire order is for a new account, or to open an account in a different fund, YOU MUST TELEPHONE THE FUND PRIOR TO MAKING YOUR INITIAL INVESTMENT. Call 1-800-325-3539, or (614) 760-2159. Advise the fund of the amount you wish to invest and obtain an account number and instructions. Money sent by a single wire can only be invested in one fund. Have your bank wire federal funds to:

          FIRSTAR, N.A. CINTI/TRUST
               ABA #: 042-00001-3
          ATTENTION: THE FLEX-FUNDS
               (AND NAME OF FUND--SEE BELOW)
          Credit Account Number (account number for fund as follows):
               Muirfield Fund(R) -- Account Number 9305731
               Total Return Utilities Fund -- Account Number 483608915 Highlands Growth Fund -- Account Number 9304932
               Dynamic Growth Fund -- Account Number 821637675 Aggressive Growth Fund -- Account Number 821637683
               U.S. Government Bond Fund -- Account Number 9305152 Money Market Fund -- Account Number 9305533
               Account Name (your name)
               Your Flex-funds account number

On new accounts, a completed application must be sent to The Flex-funds c/o Meeder Asset Management, Inc., P.O. Box 7177, Dublin, OH 43017 on the same day your wire is sent. A fund will not permit a redemption until it receives the New Account Application in good order.

SUBSEQUENT INVESTMENTS. Subsequent investments in an existing account in any fund may be made by mailing a check payable to: Muirfield Fund(R), Total Return Utilities Fund, Highlands Growth Fund, Dynamic Growth Fund, Aggressive Growth Fund, U.S. Government Bond Fund, or Money Market Fund, as the case may be. PLEASE INCLUDE YOUR ACCOUNT NUMBER ON THE CHECK AND MAIL AS FOLLOWS:

              THE FLEX-FUNDS
              LOCATION NUMBER: 00215
              CINCINNATI, OH 45264-0215

Subsequent investments may also be made by bank wire as described above. IT IS NECESSARY TO NOTIFY THE FUND PRIOR TO EACH WIRE PURCHASE. Wires sent without notifying the fund will result in a delay of the effective date of your purchase.

WHEN PURCHASES ARE EFFECTIVE. New Account Applications for The Muirfield(R), Total Return Utilities, Highlands Growth, Dynamic Growth, Aggressive Growth and U.S. Government Bond, when accompanied by payment, are accepted immediately and the shares are priced at the next determined net asset value per share. Subsequent purchase orders are handled the same way, except on purchases made by telephone. For purchases made by telephone, payment for shares purchased in The Highlands Growth Fund is due within three business days, whereas payment for shares purchased in The Muirfield(R), Total Return Utilities, Aggressive Growth and Dynamic Growth Funds is due within one business day. Shares of The U.S. Government Bond Fund are sold at net asset value per share next determined after receipt of both a purchase order and payment. Income dividends in The U.S. Government Bond Fund begin as of the first business day following the day of purchase.

New Account Applications and subsequent purchase orders for The Money Market Fund which are received by or on behalf of the fund prior to 3:00 p.m., Eastern time on a business day, begin earning dividends that day, provided payment in federal funds (bank wire) is received by the bank that day. New Account Applications and subsequent purchase orders which are received after 3:00 p.m., or for which wire payment is not received, are accepted as a purchase the following day. Investments made by check are credited to shareholder accounts, and begin to earn dividends, on the next business day following receipt.

If a shareholder's check is dishonored, the purchase and any dividends paid thereon will be reversed. If shares are purchased with federal funds, they may be redeemed at any time thereafter and the shareholder may secure his funds as explained below. (See "How to Make Withdrawals (Redemptions).")

Financial Institutions: You may buy shares or sell shares of the funds through a broker or financial institution who may charge you a fee for this service. If you are purchasing shares of a fund through a program of services offered or administered by a securities dealer or financial institution, you should read the program materials in conjunction with this Prospectus.

Certain financial institutions that have entered into sales agreements with the funds may enter confirmed purchase orders on behalf of customers by telephone to purchase shares of The Muirfield(R), Total Return Utilities, Dynamic Growth,

Aggressive Growth and U.S. Government Bond Funds. Payment is due no later than the fund's pricing on the following business day. In The Highlands Growth Fund, payment for confirmed purchase orders is due within three business days. Purchase orders for The Money Market Fund which are received prior to 3:00 p.m., Eastern time, begin earning dividends that day, provided Firstar Bank, N.A., the Custodian for the fund, receives federal funds by 4:00 p.m., Eastern time, that same day. If payment for the purchase of shares is not received in a timely manner, the financial institution could be held liable for any loss incurred by a fund.

                                DISTRIBUTION FEES

     Rule 12b-1 of the Investment Company Act permits mutual funds that adopt a written plan to pay out of fund assets certain expenses relating to the sale and distribution of their shares. Each of the funds has a 12b-1 plan. Under a plan, each fund, except for The Total Return Utilities Fund, Aggressive Growth Fund and Dynamic Growth Fund, pays an annual fee of up to 0.20% of fund assets for distribution services. The Total Return Utilities Fund, Aggressive Growth Fund and Dynamic Growth Fund pay an annual fee of up to 0.25% of fund assets for distribution services. Payments under each plan are made for distribution in the form of commissions and fees, advertising, sales literature, services of public relations consultants, direct solicitation and expenses of printing prospectuses and reports used for sales purposes. Persons who receive payments under the plans include securities brokers, attorneys, accountants, investment advisers, investment performance consultants, pension actuaries, banks, and service organizations. Because these fees are paid out of the funds' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying out other types of sales charges.

                      HOW TO MAKE WITHDRAWALS (REDEMPTIONS)

Shares are redeemed and funds withdrawn at net asset value per share, and there are no redemption fees. (See "Valuation of Shares.")

     BY MAIL: You may redeem shares by mailing a written request to The Flex-funds, c/o Meeder Asset Management, Inc., P.O. Box 7177, Dublin, OH 43017. Certain requests by mail must include a signature guarantee. It is designed to protect you and the fund from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:

          * Your account registration has changed within the last 30 days;

          * The check is being mailed to a different address than the one on your account (record address);

          * The check is being made payable to someone other than the account owner; or

          * The redemptions proceeds are being transferred to a fund account with a different registration.


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     You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

     We may require further documentation if you are requesting redemption of shares held of record in the name of corporations or trustees, and other fiduciaries.

     Amounts withdrawn are mailed without charge to the address printed on your account statement.

     BY TELEPHONE: You may redeem by telephone: 1-800-325-3539, or call (614) 760-2159. If you who wish to use this procedure, you must select this feature on the New Account Application. Amounts withdrawn from an account by telephone are mailed without charge to the address printed on your account statement.

     As a special service, you may arrange to have amounts in excess of $1,000 wired in federal funds to a designated commercial bank account. To use this procedure please designate on the New Account Application a bank and bank account number to receive the proceeds of wire withdrawals. There is no charge for this service.

     You may change the bank account designated to receive redemptions. This may be done at any time upon written request to the fund. In this case, your signature must be guaranteed. Additional documentation may be required from corporations, executors, administrators, trustees, guardians, or other fiduciaries.

     WHEN REDEMPTIONS ARE EFFECTIVE. Redemptions are made at the net asset value per share next determined after receipt of a redemption request in good order. (See "Valuation of Shares.")

     WHEN PAYMENTS ARE MADE. Amounts withdrawn by telephone are normally mailed or wired on the next Columbus, Ohio bank business day following the date of the order for withdrawal. In The Money Market Fund, if a request for a wire redemption is received prior to 3:00 p.m., Eastern time, on a bank business day, funds will be wired on the same day. Amounts withdrawn by mail are normally sent by mail within one business day after the request is received, and must be mailed within seven days with the following exception. If shares are purchased by check, the funds' transfer agent will not pay a redemption until reasonably satisfied the check used to purchase shares has been collected. The fund will forward proceeds promptly once the check has cleared. (See "How to Buy Shares.")

     CHECK-WRITING REDEMPTION PROCEDURE--MONEY MARKET FUND ONLY: The Money Market Fund will provide a supply of drafts to any shareholder when requested. Drafts are mailed to your address of record normally within two weeks following the date of the initial investment. These drafts may be used to draw against your Money Market Fund account. Drafts may be written in any amount greater than $100. To use this privilege you must complete the check-writing redemption feature on the New Account Application form and complete the signature card, or notify the fund after making an initial investment.

     A commercial check package consisting of 300 drafts is available for a nominal charge. If you are interested in a commercial check package, you should contact the funds for additional information.

     When a draft is presented to the Bank for payment, the Bank (as your agent) will cause the fund to redeem sufficient shares to cover the amount of the draft. Shares continue earning dividends until the day on which the draft is presented to the Bank for payment. Due to the delay caused by the requirement that redemptions be priced at the next computed net asset value, the Bank will only accept drafts for payment which are presented through normal bank clearing channels. If shares are purchased by check, the funds' transfer agent will return drafts drawn on funds from purchases made by check(s), or any portion thereof, until the check(s) used to purchase shares has cleared. If you anticipate draft redemptions soon after you purchase shares, you are advised to wire funds to avoid the return of any draft(s). If the amount of the draft is greater than the value of the shares held in your account, the draft will be returned and your account will be charged a fee of $15. To avoid the possibility that a draft may not be accepted due to insufficient share balances, you should not attempt to withdraw the full amount of an account or to close out an account by using this procedure. The Money Market Fund, the transfer agent and the Bank will not be liable for any loss or expenses associated with returned drafts. Use of this procedure will be subject to the Bank's rules and regulations governing checking accounts.

     You may request a stop payment on any draft and the transfer agent will attempt to carry out your request. The transfer agent cannot guarantee that such efforts will be successful. As the Bank charges the fund for this service, your account will be charged a $27.50 fee for any such request that becomes effective. No fee, other than those specified above, will be charged to you for participation in the check-writing redemption procedure or for the clearance of any drafts.

     ACCOUNTS WITH LOW BALANCES. Any fund may redeem shares in your account for their then current net asset value and pay the proceeds to you if at any time your account has shares valued at less than $1,000 ($500 for an IRA) as a result of redemptions you have made. Any fund may redeem the shares in your account if you have opened your account for less than the minimum purchase amount and you do not purchase additional shares to meet the minimum. Before any shares are redeemed for these purposes, you will be notified in writing 30 days before any such redemption to bring the value of shares in the account to $1,000 ($500 for an IRA).

                               EXCHANGE PRIVILEGE

     You may exchange shares of any fund for shares of any other Flex-funds' fund that are available for sale in your state at their respective net asset values. Exchanges are subject to applicable minimum initial and subsequent investment requirements. It will be necessary to complete a separate New Account Application if:

     o    you wish to register a new account in a different name;

     o    you wish to add telephone redemption to an account; or

     o you wish to have check-writing redemption privileges in a Money Market Fund account.

     Exchange requests may be directed to the fund by telephone or written request. If your request is in valid form, and is accepted before the close of the fund's business day, shares will be exchanged that day. Exchange requests from The Money Market Fund to another fund must be received prior to 3:00 p.m., Eastern time, to be exchanged that day. Otherwise, they will be exchanged the next business day.


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


     BY MAIL: Exchange requests may also be made in writing and should be sent to The Flex-funds, c/o Meeder Asset Management, Inc., P.O. Box 7177, Dublin, Ohio 43017. The letter must be signed exactly as your name appears on the fund's account records.

     BY TELEPHONE: Exchange requests may be made by telephone: call 1-800-325-3539, or call (614) 760-2159. You may make exchanges by telephone if you have telephone redemption privileges for your current account. The registration of additional accounts must be identical.

     Any exchange involves a redemption of all or a portion of the shares in one fund and an investment of the redemption proceeds in shares of one of the other funds. The exchange will be based on the respective net asset values of the shares involved, ordinarily at the value next determined after the request is received. An exchange may be delayed briefly if redemption proceeds will not be available immediately for purchase of newly acquired shares. The exchange privilege may be modified or terminated at any time. In addition, each fund may reject any exchange request and limit your use of the exchange privilege.

     The exchange of shares of one fund for shares of another fund is treated for federal income tax purposes as a sale of the shares given in exchange. You may realize a taxable gain or loss on an exchange, and you should consult your tax adviser for further information concerning the tax consequences of an exchange.

                              TRANSACTION POLICIES

     VALUATION OF SHARES. The net asset value per share (NAV) for each fund, except the U.S. Government Bond Fund and the Money Market Fund, is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern Time) by dividing the fund's net assets by the number of its shares outstanding. The NAV for the U.S. Government Bond Fund and the Money Market Fund are determined each business day that the Federal Reserve System is open. The NAV for the U.S. Government Bond Fund and the Money Market Fund are calculated on each such business day at 3:00 p.m., Eastern time. The NAV is not calculated on days when the New York Stock Exchange is closed. For a list of holidays when the New York Stock Exchange is closed, please see "Additional Purchases and Redemption Information" in the Statement of Additional Information.

     The assets of each Portfolio, except the Money Market Portfolio, are generally valued on the basis of market quotations or, where market quotations are not readily available, on the basis of fair value as determined by the adviser under procedures adopted by the Board of Trustees. The assets of the Money Market Portfolio (and short-term money market instruments held by other portfolios) are valued on the basis of amortized cost.

     BUY AND SELL PRICES. When you buy shares, you pay the NAV. When you sell shares, you receive the NAV.

     EXECUTION OF REQUESTS. Each fund, except the U.S. Government Bond Fund and The Money Market Fund, is open on those days when the New York Stock Exchange is open, typically Monday through Friday. The U.S. Government Bond Fund and The Money Market Fund are open on those days when the Federal Reserve System is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after your request is received by the transfer agent.

     At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.

     In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven days, as allowed by federal securities laws.

     TELEPHONE TRANSACTIONS. For your protection, telephone requests may be recorded in order to verify their accuracy. In addition, the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for any losses that may occur to any account due to an unauthorized telephone call. Proceeds from telephone transactions can only be mailed to the address of record.

     SALES IN ADVANCE OF PURCHASE PAYMENTS. When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to fifteen days after the purchase.

                           OTHER SHAREHOLDER SERVICES

     AUTOMATIC ACCOUNT BUILDER:

     This program offers you a convenient way to invest in a fund by automatically transferring money from your checking or savings account each month to buy shares. Under the program, regular investments in any fund of $100 or more will be deducted from your checking or savings account and invested in shares of the fund(s) selected. Your bank must be a member of the Automated Clearing House (ACH). If you wish to add to your investment account, you must complete the Automatic Account Builder section of the New Account Application. There is no charge for this service.

     DIRECT DEPOSIT:

     Investments of $100 or more may be directly deposited into your account. If you wish to have a financial institution electronically transfer funds into your account, you should contact the fund for information on this service. There is no charge for this service.

     SYSTEMATIC WITHDRAWAL PROGRAM:

     This program allows you to automatically sell your shares and receive regular distributions of $100 or more from your account. You must either own or purchase shares having a value of at least $10,000 and advise the fund in writing of the amount to be distributed and the desired frequency, i.e., monthly, quarterly or annually. This option may be exercised by completing the appropriate section of the New Account Application. You should realize that if withdrawals exceed income dividends, the invested principal may be depleted. You may make additional investments and may change or stop the program at any time. There is no charge for this program.


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


     RETIREMENT PLANS

     The funds offer retirement plans which include a prototype Profit Sharing Plan, a Money Purchase Pension Plan, a Salary Savings Plan - 401(k), an Individual Retirement Account (IRA), a Roth IRA, an Education IRA, a Simple IRA and a Simplified Employee Pension (SEP) Plan. Plan Adoption Agreements and other information required to establish a Flex-funds Retirement Plan are available from The Flex-funds, c/o Meeder Asset Management, Inc., P.O. Box 7177, Dublin, Ohio 43017; or call 1-800-325-3539, or call (614)
     760-2159.

     SUB-ACCOUNTING FOR INSTITUTIONAL INVESTORS:

     A fund's optional sub-accounting system offers a separate shareholder account for each participant and a master account record for the institution. Share activity is thus recorded and statements prepared for both individual sub-accounts and for the master account. For more complete information concerning this program contact the fund.

     DISTRIBUTOR:

     Shares of the funds are sold in those states where their shares have been registered for sale or a valid exemption exists. States where registration or an exemption exists can be obtained by calling 1-800-325-3539 or (614) 760-2159.

                                 MORE ABOUT RISK

     A fund's risk profile is largely defined by the fund's principal securities and investment practices. You may find the most concise description of each fund's risk profile in the fund-by-fund information.

     The funds are permitted to use - within limits established by the trustees
- certain other securities and investment practices that have higher risks and opportunities associated with them. To the extent that a fund utilizes these securities or practices, its overall performance may be affected, either positively or negatively. On the following pages are brief descriptions of these securities and investment practices, along with the risks associated with them. The funds follow certain policies that may reduce these risks.

     As with any mutual fund, there is no guarantee that a Flex-funds' fund will earn income or show a positive total return over any period of time - days, months or years.

INVESTMENT PRACTICES, SECURITIES AND RELATED RISKS

     This table shows each portfolio's investment limitations as a percentage of portfolio assets, if a percentage applies. In each case the principal types of risk are listed (see following pages for definitions). Numbers in this table show allowable usage only; for actual usage, consult the portfolios and funds' annual/semiannual reports.

     NL -- No policy limitation on usage; portfolio may be using currently P -- Permitted, but has not typically been used
     NP -- Not permitted


                                                                                                  AGGRESSIVE
                                                  UTILITIES                                       GROWTH       GROWTH
                                    GROWTH        STOCK                                MONEY      MUTUAL       MUTUAL
                                    STOCK         PORTFOLIO  MUTUAL      BOND          MARKET     FUND         FUND
                                    PORTFOLIO     (TOTAL     FUND        PORTFOLIO     PORTFOLIO  PORTFOLIO    PORTFOLIO
                                    (HIGHLANDS    RETURN     PORTFOLIO   (U.S.         (MONEY     (AGGRESSIVE  (DYNAMIC
                                    GROWTH        UTILITIES  (MUIRFIELD  GOVERNMENT    MARKET     GROWTH       GROWTH
                                    FUND)         FUND)      FUND(R))    BOND FUND)    FUND)      FUND)        FUND)

BORROWING; REVERSE REPURCHASE       5%            33-1/3%    5%          5%            5%         33-1/3%      33-1/3%
AGREEMENTS.  Leverage and credit
risk.

COMPANIES WITH LIMITED OPERATING    P             P          P           NP            P          NL           NL
HISTORIES.  Market, liquidity and
information risk.

CONVERTIBLE SECURITIES.  Market,    P             P          P           NP            NP         P            P
interest rate, prepayment and
credit risk.

CURRENCY CONTRACTS.  Currency       NP            P          NP          NP            NP         NP           NP
leverage, credit, correlation,
liquidity and opportunity risks.


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


DEFENSIVE MEASURES.  Opportunity    20%           100%       100%        100%          100%       NP           NP
risk.

FOREIGN SECURITIES.  Market,        NP            25%        P           NP            NP         P            P
currency, transaction, liquidity,
information and political risk.

HEDGING STRATEGIES; FINANCIAL       100%          100%       100%        100%          NP         100%         100%
FUTURES AND OPTIONS; SECURITIES
AND INDEX OPTIONS.  Hedging,
correlation, opportunity,
leverage, interest rate, market,
and liquidity risks.

ILLIQUID AND RESTRICTED             10%           10%        10%         10%           10%        15%*         15%*
SECURITIES.  Market, liquidity
and transaction risk.

INVESTMENT GRADE BONDS.  Interest   P             P          P           NP            P           P            P
rate, prepayment, market and
credit risk.

LONG/SHORT FUNDS.  Market, hedged   NP            NP         P           NP            NP         NL           NL
leverage, speculative leverage,
correlation, liquidity, and
opportunity risks.

REPURCHASE AGREEMENTS.  Credit      20%           100%       100%        100%          100%       20%          20%
risk.

SECTOR FOCUS.  Market and           NP            NL         P           NP            NP         NL           NL
liquidity risk.

SECURITIES LENDING.  Credit risk.   NP            30%        NP          NP            NP         33-1/3%      33-1/3%

SHORT SALES -                       15%           15%        NP          NP            NP         P            P
  HEDGED.  hedged leverage,
market correlation, liquidity,
and opportunity risks.

  SPECULATIVE.  Speculative
leverage, market, and liquidity
risks.

SHORT-TERM TRADING.  Market risk.   NL            NL         NL          NL            NL         NL           NL

SMALL AND MID-SIZED COMPANY         P             P          NL          NP            NP         NL           NL
SECURITIES.  Market, liquidity
and information risk.

WHEN-ISSUED SECURITIES AND          NP            NP         P           NP            NP         P            P
FORWARD COMMITMENTS.  Market,
opportunity and leverage risks.

*15% of the Portfolio's assets.

                          RISK AND INVESTMENT GLOSSARY

     BORROWING refers to a loan of money from a bank or other financial institution undertaken by a portfolio.

     COMMON STOCK is a share of ownership (equity) interest in a company.

     COMPANIES WITH LIMITED OPERATING HISTORIES are securities issued by companies that have been in continuous operation for less than three years. Sometimes called "unseasoned" issuers.

     CONVERTIBLE SECURITIES are debt or equity securities which may be converted on specified terms into stock of the issuer.

     CORRELATION RISK occurs when a portfolio "hedges" - uses one investment to offset the fund's position in another. If the two investments do not behave in relation to one another the way portfolio managers expect them to, then unexpected results may occur.

     CREDIT RISK means that the issuer of a security or the counterparty to an investment contract may default or become unable to pay its obligations when due.

     CURRENCY CONTRACTS involve the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date.

     CURRENCY RISK happens when a portfolio buys or sells a security denominated in foreign currency. Foreign currencies "float" in value against the U.S. dollar. Adverse changes in foreign currency value can cause investment losses when a portfolio's investments are converted to U.S. dollars.

     DEFENSIVE MEASURES may be taken when a portfolio's adviser believes they are warranted due to market conditions. When this happens, the portfolio may increase its investment in government securities and other short-term securities without regard to the portfolio's investment restrictions, policies or normal investment emphasis. As a result, the portfolio could be unable to achieve its investment objective.

     DIVERSIFICATION means a diversified fund may not, with respect to at least 75% of its assets (in the case of the Money Market Fund, 100% of its assets), invest more than 5% of its assets in the securities of one company. A non-diversified fund may be more volatile than a diversified fund because it invests more of its assets in a smaller number of companies and the gains or losses on a single stock will therefore have a greater impact on the fund's share price. All of the Flex-funds are diversified funds. However, each of the Mutual Fund Portfolio (the corresponding Portfolio of The Muirfield Fund(R)), the Growth Mutual Fund Portfolio (the corresponding Portfolio of The Dynamic Growth Fund), and the Aggressive Growth Mutual Fund Portfolio (the corresponding Portfolio of the Aggressive Growth Fund) may invest more than 5% of its assets in one mutual fund. If this underlying mutual fund performs poorly, this could negatively affect each of The Muirfield Fund(R)'s, The Dynamic Growth Fund's, and The Aggressive Growth Fund's share price.

     FINANCIAL FUTURES are exchange-traded contracts on securities, securities indexes or foreign currencies that obligate the holder to take or make future delivery of a specified quantity of those underlying securities or currencies on a predetermined future date.


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


     FOREIGN SECURITIES are issued by companies located outside of the United States. A fund considers a company to be located outside the United States if the principal securities trading market for its equity securities is located outside the U.S. or it is organized under the laws of, and has its principal office in, a country other than the U.S.

     FORWARD FOREIGN CURRENCY CONTRACTS are privately negotiated contracts committing the holder to purchase or sell a specified quantity of a foreign currency on a predetermined future date.

     HEDGING RISK comes into play when a portfolio uses a security whose value is based on an underlying security or index to "offset" the portfolio's position in another security or currency. The objective of hedging is to offset potential losses in one security with gains in the hedge. But a hedge can eliminate or reduce gains as well as offset losses. (Also see "Correlation Risk.")

     ILLIQUID AND RESTRICTED SECURITIES are securities which, by rules of their issue or by their nature, cannot be sold readily. These include illiquid Rule 144A securities.

     INFORMATION RISK means that information about a security or issuer may not be available, complete, accurate or comparable.

     INTEREST RATE RISK is the risk that changes in interest rates will adversely affect the value of an investor's securities. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Longer-term securities are subject to greater interest rate risk.

     INVESTMENT GRADE BONDS are rated BBB (Standard & Poor's) or Baa (Moody's) or above. Bonds rated below investment grade are subject to greater credit risk than investment grade bonds.

     LEVERAGE RISK occurs in some securities or techniques that tend to magnify the effect of small changes in an index or a market. This can result in a loss that exceeds the account that was invested in the contract. Also, if the Mutual Fund Portfolio (the corresponding Portfolio of The Muirfield Fund(R)), the Growth Mutual Fund Portfolio (the corresponding Portfolio of The Dynamic Growth
Fund), or the Aggressive Growth Mutual Fund Portfolio (the corresponding Portfolio of the Aggressive Growth Fund) invests in mutual funds that use leverage, it will have the risks arising from the use of leverage.

     LIQUIDITY RISK occurs when investments cannot be sold readily. A fund may have to accept a less-than-desirable price to complete the sale of an illiquid security or may not be able to sell it at all.

     LONG/SHORT FUNDS are mutual funds or closed end investment companies that can take long and/or short positions in equity and/or debt securities of U.S. and foreign companies. Long/Short funds buy equity and/or debt securities "long" that they believe will perform better than their peers. Long/Short funds sell equity and/or debt securities "short" that they believe will underperform their peers. A long position is when the Long/Short Fund purchases equity and/or debt securities outright. A short position is when the Long/Short Fund sells an equity and/or debt security that it has borrowed with the expectation that the market price will drop and that the security will be able to be bought back at a lower price at a later date.


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


     MARKET CAPITALIZATION is the total current market value of a company's outstanding common stock.

     MARKET RISK exists in all mutual funds and means the risk that the prices of securities in a market, a sector, or an industry will fluctuate, and that such movements might reduce an investment's value.

     OPPORTUNITY RISK means missing out on an investment opportunity because the assets necessary to take advantage of it are committed to less advantageous investments or strategies.

     OPTIONS are contracts giving the holder the right but not the obligation to purchase or sell a security on or before a predetermined future date for a fixed price. Options on securities indexes are similar, but settle in cash.

     POLITICAL RISK comes into play with investments, particularly foreign investments, which may be adversely affected by nationalization, taxation, war, government instability or other economic or political actions or factors.

     PREPAYMENT RISK is the risk that, as interest rates fall, borrowers are more likely to refinance their debts. As a result, the principal on certain fixed income securities may be paid earlier than expected, which could cause investment losses and cause prepaid amounts to have to be reinvested at a relatively lower interest rate.

     REPURCHASE AGREEMENTS means the purchase of a security that must later be sold back to the issuer at the same price plus interest.

     SECTOR FOCUS occurs when a significant portion of a portfolio's assets are invested in a relatively small number of related industries. None of The Flex-funds, except the Total Return Utilities Fund, will concentrate more than 25% of their total assets in any one industry. However, if the Mutual Fund Portfolio (the corresponding Portfolio of The Muirfield Fund(R)), the Growth Mutual Fund Portfolio (the corresponding Portfolio of The Dynamic Growth Fund) or Aggressive Growth Mutual Fund Portfolio (the corresponding Portfolio of The Aggressive Growth Fund) invest in mutual funds that concentrate investments in one or a small number of related industries, they will have the risks arising from sector focus. Sector focus may increase both market and liquidity risk.

     SECURITIES LENDING means the lending of securities to financial institutions, which provide cash or government securities as collateral.

     SHORT SALES means the selling of securities which have been borrowed on the expectation that the market price will drop and that the securities will be able to be bought back at a lower price at a later date.

     SHORT-TERM TRADING means selling a security soon after purchase. A portfolio engaging in short-term trading will have higher turnover and transaction expenses. Short-term trading may also result in short-term capital gains. Upon the distribution to you of any net short-term capital gains from a fund, you will be taxed at ordinary tax rates. Because the adviser or subadviser may take defensive measures with regard to 100% of the assets in the corresponding portfolios of The Total Return Utilities Fund, The Muirfield Fund(R), The Money Market Fund and The U.S. Government Bond Fund, the risks and expenses of short-term trading may be higher in these portfolios.


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


     SMALL AND MID-SIZED COMPANY SECURITIES are securities issued by small or mid-sized companies, as measured by their market capitalization. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short-term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. In general, the smaller the company, the greater its risks.

     TRANSACTION RISK means that a portfolio may be delayed or unable to settle a transaction or that commissions and settlement expenses may be higher than usual.

     WHEN ISSUED SECURITIES AND FORWARD COMMITMENTS involve the purchase and sale of securities for delivery at a future date, market value may change before delivery.

FOR MORE INFORMATION:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

     The SAI provides more detailed information about the funds. The SAI has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus (is legally a part of this Prospectus).

ANNUAL AND SEMIANNUAL REPORTS

     These reports include portfolio holdings, financial statements, performance information, the auditor's report (in the case of the annual report), and a discussion of the market conditions and investment strategies that significantly affected the fund's performance during their last fiscal year.

     Information about the funds (including the SAIs) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the funds are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: PUBLICINFO@SEC.GOV, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

     To request a free copy of the current annual/semi-annual report or SAI, request other information about the funds, or make shareholder inquiries, please write, call or E-mail us at:


                                 The Flex-funds
                               6000 Memorial Drive
                                Dublin, OH 43017
                                  614-760-2159
                             Toll Free 800-325-3539
                                Fax: 614-766-6669
                               info@flexfunds.com
                                www.flexfunds.com



                                   Investment Company Act File No. 811-3462

                                 THE FLEX-FUNDS
                              THE MONEY MARKET FUND

                           PROSPECTUS - APRIL 30, 2000



     The Money Market Fund is a part of The Flex-funds, a family of funds that includes seven no-load mutual funds covering a variety of investment opportunities.

     This Prospectus gives you important information about The Money Market Fund that you should know before you invest. Please read this Prospectus carefully and keep it handy for future reference.

     The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.



                                 The Flex-funds
                               6000 Memorial Drive
                                Dublin, OH 43017
                                  614-760-2159
                             Toll Free 800-325-3539
                                Fax: 614-766-6669
                               info@flexfunds.com
                                www.flexfunds.com

                                TABLE OF CONTENTS


                                                         THE MONEY MARKET FUND

FUND OVERVIEW                                                               2
--------------------------------------------------------------------------------
A look at investment goals, strategies, risks, performance and expenses


WHO MAY WANT TO INVEST                                                      5
--------------------------------------------------------------------------------
Information on who may want to invest and who may not want to invest


MORE INFORMATION ABOUT THE FUND                                             6
--------------------------------------------------------------------------------
More information about the fund you should know before investing
Who Manages the Fund?                                                       7
How is the Trust Organized?                                                 7
How Does Taxation Affect the Fund and Its Shareholders?                     8
How to Read the Financial Highlights Table                                 10


SHAREHOLDER MANUAL                                                         12
--------------------------------------------------------------------------------
Information about account transactions and services
How to Buy Shares                                                          12
Distribution Fees                                                          13
How to Make Withdrawals (Redemptions)                                      13
Transaction Policies                                                       16
Other Shareholder Services                                                 17


MORE ABOUT RISK                                                            18
--------------------------------------------------------------------------------
Investment Practices and Related Risks                                     18
Securities and Related Risks                                               18
Risk Glossary                                                              19


FOR MORE INFORMATION                                                Back Cover
--------------------------------------------------------------------------------
Where to learn more about the fund

THE MONEY MARKET FUND (FFMXX)

INVESTMENT GOAL

     The fund seeks to provide current income while maintaining a stable share price of $1.00. To pursue this goal, the fund invests primarily in high-quality, short-term money market instruments, such as securities backed by the full faith and credit of the U.S. government, securities issued by U.S. government agencies, or obligations issued by corporations and financial institutions.

MAIN STRATEGIES

     The fund invests all of its assets in The Money Market Portfolio, a master fund having the same investment goal as the fund. See "The Fund's Investment in a Portfolio" under "More Information about the Fund." The Portfolio, like all money funds, follows SEC guidelines on the quality, maturity and diversification of its investments. These guidelines are designed to help reduce a money fund's risks so that it is more likely to keep its share price at $1.00.

     o The Portfolio only buys securities that the adviser determines present minimal credit risks and that are rated in one of the top two short-term rating categories or that are comparable unrated securities in the adviser's opinion.

     o The Portfolio only buys securities with remaining maturities of 397 calendar days or less and maintains a dollar-weighted average portfolio maturity of 90 days or less.

     o Generally, the Portfolio may not invest more than 5% of its total assets in the securities of a single issuer, other than in U.S. government securities.

     o Generally, the adviser will attempt to purchase securities with longer maturities when it believes interest rates are falling and will attempt to purchase securities with shorter maturities when it believes interest rates are rising.

     The Portfolio will limit its purchases to U.S. government securities and securities of its agencies and instrumentalities, bank obligations and instruments secured thereby, high quality commercial paper, high grade corporate obligations, funding agreements and repurchase agreements.

     None of the fund's investment goals are fundamental and may be changed without shareholder approval.

     For more information, see "How Does the Fund Pursue Its Investment Goal?" under "More Information About the Fund."

MAIN RISK FACTORS

     The fund is subject to income risk, which is the possibility that the fund's dividends or income will decline because of falling interest rates. The fund is subject, to a limited extent, to credit risk, which is the possibility that the issuer of a security owned by the fund will be unable to repay interest and principal in a timely manner.

     An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. Please read "More About Risk" carefully before investing.

PERFORMANCE

     The bar chart shown on the left below provides some indication of the risks of investing in the Money Market Fund by showing changes in the fund's performance from year to year over a 10-year period. The table compares the fund's performance with the returns of an index of funds with similar investment objectives. How the fund has performed in the past is not necessarily an indication of how the fund will perform in the future.

     [Plot points for Edgar format]:

                           YEAR              ANNUAL TOTAL RETURN
                           ----              -------------------
                           1990                      8.21%
                           1991                      6.12%
                           1992                      3.70%
                           1993                      2.98%
                           1994                      4.10%
                           1995                      5.85%
                           1996                      5.27%
                           1997                      5.38%
                           1998                      5.31%
                           1999                      4.96%

     During the 10-year period shown in the bar chart, the highest return for a quarter was 2.02% (quarter ended June 30, 1990) and the lowest return for a quarter was 0.71% (quarter ended June 30, 1993).

     The fund's seven-day simple yield ended on December 31, 1999 was 5.49% and the seven-day compound yield ended December 31, 1999 was 5.63%. To request the fund's current seven-day yield, please call 1-800-325-3539 or 614-760-2159.

Average Annual Total Returns
(for the periods ended              Past             Past              Past
DECEMBER 31, 1999)                  ONE YEAR      FIVE YEARS        TEN YEARS
------------------                  --------      ----------        ---------
The Money Market Fund                 4.96%          5.36%             5.18%
Lipper's Average General
Purpose Money Market Fund             4.49%          4.95%             4.79%

FEES AND EXPENSES OF THE FUND

     The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

     There are no sales loads, fees or other charges

     o    to buy fund shares directly from the fund
     o    to reinvest dividends in additional shares
     o to exchange into shares of other funds in the Flex-funds family of funds
     o    or to redeem your shares.

     ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND
     ASSETS)1

               Management Fees                             0.26%
               Distribution (12b-1) Fees2                  0.08%
               Other Expenses3                             0.20%
                                                           -----
               Total Annual Fund Operating Expenses        0.54%
               Fee Waiver and Expense Reimbursement4      -0.13%
                                                           -----
               Net Expenses                                0.41%

     1 This table and the Example below reflect the expenses of the fund and its proportionate share of expenses from its corresponding Portfolio. See "The Fund's Investment in a Portfolio" under "More Information About the Fund."

     2 "Distribution (12b-1) Fees" are based upon expenses actually incurred by the fund for the year ended December 31, 1999; however, the Fund may incur up to 0.20% in distribution (12b-1) fees.

     3 "Other Expenses" are based on expenses actually incurred by the fund for the year ended December 31, 1999.

     4 Reflects the adviser's agreement to reduce its fees and/or absorb expenses to the extent necessary to achieve an effective yield for the fund that will rank in the top 10% of yields for all general purpose money market funds in 2000. The adviser may terminate this agreement after April 30, 2001.

     EXAMPLE

     The example in the table below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

     Assuming you

               o    invest $10,000 in the fund
               o    redeem your shares at the end of the periods shown below
               o    earn a 5% return each year and
               o    incur the same fund operating expenses shown above,

     your cost of investing in the fund would be:

                1 YEAR           3 YEARS           5 YEARS           10 YEARS
                ------           -------           -------           --------
                $42              $160              $289              $665

     Of course, your actual costs may be higher or lower.

[ICON]   WHO MAY WANT TO INVEST

          The fund may be appropriate if you:

               o like to earn income at current money market rates while preserving the value of your investment

               o are looking for a short-term component of an asset allocation program

               o    characterize your investment outlook as "very conservative"

               o want to be able to move your money into stock or bond investments quickly and without penalty

          The fund may not be appropriate if you:

               o    are investing for maximum return over a long-term horizon

MORE INFORMATION ABOUT THE FUND

     THE FUND'S INVESTMENT IN A PORTFOLIO

     The fund seeks to achieve its investment goal by investing all of its assets in the Money Market Portfolio, its corresponding portfolio.

     The portfolio has the same investment goal as the fund. The fund's investment policies are also substantially similar to the portfolio's, except the fund may pursue its policies by investing in an open-end management investment company with the same investment goal and substantially similar policies and restrictions as the fund. The fund buys shares of the portfolio at net asset value. An investment in the fund is an indirect investment in the portfolio.

     It is possible that the fund may withdraw its investment in the portfolio and subsequently invest in another open-end management investment company with the same investment goal and substantially similar policies. This could happen if the portfolio changes its investment goal or if the board of trustees, at any time, considers it in the fund's best interest.

     The fund's structure, where it invests all of its assets in its corresponding portfolio, is sometimes called a "master/feeder" structure. You will find more detailed information about this structure and the potential risks associated with it in the Statement of Additional Information.

     HOW DOES THE FUND PURSUE ITS INVESTMENT GOAL?

     The manager seeks to achieve its goal by investing in high-quality money market instruments which mature in 397 days or less. Also, the portfolio will seek to minimize changes in the value of its assets due to market factors by maintaining a dollar-weighted average portfolio maturity of 90 days or less.

     The portfolio may change its average portfolio maturity or level of quality to protect its net asset value when it is perceived that changes in the liquidity of major financial institutions may adversely affect the money markets. Consequently, for temporary defensive purposes, the portfolio may shorten the average maturity of its investments and/or invest only in the highest quality debt instruments, including, for example, U.S. government or agency obligations.

     WHO MANAGES THE FUND?

     THE BOARD. The board of trustees oversees the management of the fund and the portfolio, and elects their officers. The officers are responsible for the fund and the portfolio's day-to-day operations. Information concerning the trustees and officers of the fund and the portfolio appears in the Statement of Additional Information.

     INVESTMENT ADVISER. Meeder Asset Management, Inc. ("Meeder"), formerly known as R. Meeder & Associates, Inc., manages the portfolio's assets and makes investment decisions for the portfolio. Meeder has been an investment adviser to individuals, pension and profit sharing plans, trusts, charitable organizations, corporations and other institutions since 1974. As of December 31, 1999, Meeder and its affiliates managed approximately $2.2 billion in assets. Meeder has its principal offices at 6000 Memorial Drive, Dublin, OH 43017.

     PORTFOLIO MANAGER

     The portfolio manager responsible for the portfolio's investments is Philip
     A. Voelker, Senior Vice President and Chief Investment Officer of Meeder. Mr. Voelker joined Meeder in 1975 and has managed the portfolio since 1985.

     MANAGEMENT FEES. During the calendar year ended December 31, 1999, the portfolio paid management fees totaling 0.26% of the portfolio's average daily net assets.

     HOW IS THE TRUST ORGANIZED?

     The fund is a no-load, open-end management investment company that is a series of The Flex-funds trust (the "Trust").

     The Trust is supervised by a board of trustees, an independent body that has ultimate responsibility for the fund's activities. The board retains various companies to carry out the fund's operations, including the investment adviser, custodian, transfer agent and others. The board has the right, and the obligation, to terminate the fund's relationship with any of these companies and to retain a different company if the board believes it is in the shareholders' best interests. At a mutual fund's inception, the initial shareholder (typically the adviser) appoints the fund's board. Thereafter, the board and the shareholders determine the board's membership. The board of the Trust may include individuals who are affiliated with the investment adviser.

     The fund does not hold annual shareholder meetings, but may hold special meetings for such purposes as electing or removing board members, changing fundamental policies, approving a management contract or approving a 12b-1 plan (12b-1 fees are explained in "Distribution Fees").

     PORTFOLIO TRADES

     As long as the adviser believes a brokerage firm can provide a combination of quality execution (i.e., timeliness and completeness) and favorable price, it may consider research and related services when choosing a brokerage firm. Brokerage firms may use a portion of the commissions paid by the portfolio to reduce it, or the fund's, expenses.

     DIVERSIFICATION

     The fund is diversified, which means the fund may not invest more than 5% of its assets in the securities of one company.

     HOW DOES TAXATION AFFECT THE FUNDS AND THEIR SHAREHOLDERS?

     HOW DOES THE PORTFOLIO EARN INCOME AND GAINS?

     The portfolio may earn dividends and interest (the portfolio's "income") on its investments. When the portfolio sells a security for a price that is higher than it paid, it has a gain. When the portfolio sells a security for a price that is lower than it paid, it has a loss. If the portfolio has held the security for more than one year, the gain or loss will be a long-term capital gain or loss. If the portfolio has held the security for one year or less, the gain or loss will be a short-term capital gain or loss. The portfolio's gains and losses are netted together, and, if the portfolio has a net gain (the portfolio's "gain"), that gain will generally be distributed to you.

     TAXATION OF THE PORTFOLIO'S INVESTMENTS

     The portfolio invests your money in the securities that are described in the sections "Main Strategies" and "How Does the Fund Pursue Its Investment Goal?" Special tax rules may apply in determining the income and gains that the portfolio earns on its investments. These rules may, in turn, affect the amount of distributions that the fund pays to you. These special tax rules are discussed in the Statement of Additional Information.

     TAXATION OF THE FUND. As a regulated investment company, the fund generally pays no federal income tax on the income and gains that it distributes to you.

     TAXATION OF SHAREHOLDERS

     WHAT IS A DISTRIBUTION?

     As a shareholder, you will receive your share of the fund's income and gains on the portfolio's investments in money market securities. The fund's income and short-term capital gains are paid to you as ordinary dividends. The fund's long-term capital gains are paid to you as capital gain distributions. If the fund pays you an amount in excess of its income and gains, this excess will generally be treated as a non-taxable return of capital. These amounts, taken together, are what we call the fund's distributions to you. The fund pays dividends from its net investment income on a monthly basis. The fund distributes capital gains, if any, annually.

     DISTRIBUTIONS. Distributions from the fund, whether you receive them in cash or in additional shares, are generally subject to income tax. The fund will send you a statement in January of the current year that reflects the amount of ordinary dividends, capital gain distributions and non-taxable distributions you received from the fund in the prior year. This statement will include distributions declared in December and paid to you in January of the current year, but which are taxable as if paid on December 31 of the prior year. The Internal Revenue Service requires you to report these amounts on your income tax return for the prior year.

     DISTRIBUTIONS TO RETIREMENT PLANS. Fund distributions received by your qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you. Special rules apply to payouts from Roth and Education IRAs.

     DIVIDENDS-RECEIVED DEDUCTION. Corporate investors may be entitled to a dividends-received deduction on a portion of the ordinary dividends they receive from the fund.

     BUYING A DIVIDEND. Purchasing fund shares in a taxable account shortly before a distribution is known as "buying a dividend." In taxable accounts, you must pay income taxes on the distribution whether you take the distribution in cash or reinvest it. In addition, you will have to pay taxes on the distribution whether the value of your investment decreased, increased or remained the same after you bought the fund shares. The risk in buying a dividend is that the portfolio may build up taxable gains throughout the period covered by a distribution, as securities are sold at a profit. We distribute those gains to you, after subtracting any losses, even if you did not own the shares when the gains occurred.

     DIVIDEND REINVESTMENTS. Most investors have their dividends reinvested in additional shares of the fund. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend payable date. Alternatively, you can choose to have a check for your dividends mailed to you. However, if the check is not deliverable, your dividends will be reinvested.

     REDEMPTIONS AND EXCHANGES

     WHAT IS A REDEMPTION?

     A redemption is a sale by you to the fund of some or all of your shares in the fund. The price per share you receive when you redeem fund shares may be more or less than the price at which you purchased those shares. An exchange of shares in the fund for shares of a Flex-funds' fund is treated as a redemption of fund shares and then a purchase of shares of the Flex-funds' fund. When you redeem or exchange your shares, you will generally have a gain or loss, depending upon whether the amount you receive for your shares is more or less than your cost or other basis in the shares, which the IRS requires you to report on your income tax return.

     U.S. GOVERNMENT INTEREST. Many states grant tax-free status to dividends paid from interest earned on direct obligations of the U.S. Government, subject to certain restrictions. The fund will provide you with information at the end of each calendar year on the amount of any such dividends that may qualify for exemption from reporting on your individual income tax returns.

     NON-U.S. INVESTORS. Ordinary dividends generally will be subject to U.S. income tax withholding. Your home country may also tax ordinary dividends, capital gain distributions and gains arising from redemptions or exchanges of your fund shares. Fund shares held by the estate of a non-U.S. investor may be subject to U.S. estate tax. You may wish to contact your tax adviser to determine the U.S. and non-U.S. tax consequences of your investment in the fund.

     STATE TAXES. Ordinary dividends and capital gain distributions that you receive from the fund, and gains arising from redemptions or exchanges of your fund shares will generally by subject to state and local income tax. The holding of fund shares may also be subject to state and local intangibles taxes. You may wish to contact your tax adviser to determine the state and local tax consequences of your investment in the fund.

     HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

     The fund began calendar year 1999 with a net asset value (price) of $1.00 per share. During the year, the fund earned $0.049 per share from investment income (interest and dividends less operating expenses) and $0.00 per share from investments that had appreciated in value or that were sold for higher prices than the fund paid for them.

     Shareholders received $0.049 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

     The earnings ($0.049 per share) minus the distributions ($0.049 per share) resulted in a share price of $1.00 at the end of the year. This was an increase of $0.00 per share (from $1.00 at the beginning of the year to $1.00 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the fund was 4.96% for the year.

     As of December 31, 1999, the fund had $232,023,233 in net assets. For the year, its expense ratio was 0.41% ($4.10 per $1,000 of net assets); and its net investment income amounted to 4.75% of its average net assets.

     FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, independent auditors, whose report, along with the fund's financial statements, is included in the annual report, which is available upon request.


FINANCIAL HIGHLIGHTS
MONEY MARKET FUND

                                                                       Years Ended December 31,
                                                   --------------------------------------------------------------
                                                   1999            1998             1997        1996         1995

Net Asset Value, Beginning of Period              $1.00           $1.00            $1.00       $1.00        $1.00
   Income from Investment Operations
   Net Investment Income                           0.049           0.052            0.053       0.05         0.06
   Total From Investment Operations                0.049           0.052            0.053       0.05         0.06

Less Distributions
   Dividends (from net investment income)         (0.049)         (0.052)          (0.053)     (0.05)       (0.06)
   Total Distributions                            (0.049)         (0.052)          (0.053)     (0.05)       (0.06)
Net Asset Value, End of Period                    $1.00           $1.00            $1.00       $1.00        $1.00

Total Return                                       4.96%           5.31%            5.38%       5.27%        5.85%

Ratios/Supplemental Data
   Net Assets, End of Period ($000)             $232,023        $154,255         $169,335    $119,947     $141,087
   Ratio of Expenses to Average Net Assets          0.41%          0.40%             0.40%       0.40%        0.40%
   Ratio of Net Investment Income to
      Average Net Assets                            4.88%          5.19%             5.26%       5.15%        5.70%
   Ratio of Expenses to Average Net Assets,
      before waiver of fees(1)                      0.54%          0.59%             0.59%       0.58%        0.64%
   Ratio of Net Investment Income to Average
      Net Assets, before waiver of fees(1)          4.75%          5.00%             5.07%       4.97%        5.46%

(1) See "Annual Fund Operating Expenses" for explanation of adviser's waiver of fees.

Financial Statements and Notes pertaining thereto appear in the Statement of Additional Information.

SHAREHOLDER MANUAL

     HOW TO BUY SHARES

     Shares of The Money Market Fund are offered continuously and sold without a sales charge. Shares are sold at the net asset value per share next determined after receipt of both a purchase order and payment in federal funds. Investments made by check are entered and credited at the net asset value determined on the next business day following receipt.

     MINIMUM INVESTMENT. The minimum investment to open an account in the fund is $2,500 except an Individual Retirement Account (IRA) which has a $500 minimum. Subsequent investments in any account may be made in amounts of at least $100.

     OPENING AN ACCOUNT. You may open an account by mail or bank wire as follows:

     BY MAIL: To purchase shares, fill out the New Account Application accompanying this Prospectus. A check payable to The Money Market Fund must accompany the New Account Application. The fund does not accept third party checks. Payments may be made by check or Federal Reserve Draft payable to the fund and should be mailed to the following address: THE FLEX-FUNDS, C/O MEEDER ASSET MANAGEMENT, INC., P.O. BOX 7177, DUBLIN, OHIO 43017.

     BY BANK WIRE: If the wire order is for a new account, YOU MUST TELEPHONE THE FUND PRIOR TO MAKING YOUR INITIAL INVESTMENT. Call 1-800-325-3539, or
     (614) 760-2159. Advise the fund of the amount you wish to invest and obtain an account number and instructions. Have your bank wire federal funds to:

         FIRSTAR, N.A. CINTI/TRUST
              ABA #: 042-00001-3
         ATTENTION: THE MONEY MARKET FUND
         Credit Account Number 9305533
         Account Name (your name)
         Your Money Market Fund account number

     On new accounts, a completed application must be sent to The Flex-funds c/o Meeder Asset Management, Inc., P.O. Box 7177, Dublin, OH 43017 on the same day your wire is sent. The fund will not permit a redemption until it receives the New Account Application in good order.

     SUBSEQUENT INVESTMENTS. Subsequent investments in an existing account in the fund may be made by mailing a check payable to The Money Market Fund. PLEASE INCLUDE YOUR ACCOUNT NUMBER ON THE CHECK AND MAIL AS FOLLOWS:

              THE FLEX-FUNDS
              LOCATION NUMBER: 00215
              CINCINNATI, OH 45264-0215

     Subsequent investments may also be made by bank wire as described above. IT IS NECESSARY TO NOTIFY THE FUND PRIOR TO EACH WIRE PURCHASE. Wires sent without notifying the fund will result in a delay of the effective date of your purchase.

     WHEN PURCHASES ARE EFFECTIVE. New Account Applications and subsequent purchase orders for The Money Market Fund which are received by or on behalf of the fund prior to 3:00 p.m., Eastern time on a business day, begin earning dividends that day, provided payment in federal funds (bank wire) is received by the bank that day. New Account Applications and subsequent purchase orders which are received after 3:00 p.m., or for which wire payment is not received, are accepted as a purchase the following day. Investments made by check are credited to shareholder accounts, and begin to earn dividends, on the next business day following receipt.

     If your check is dishonored, the purchase and any dividends paid thereon will be reversed. If shares are purchased with federal funds, they may be redeemed at any time thereafter, and you may secure your funds as explained below. (See "How to Make Withdrawals (Redemptions).")

     Financial Institutions: You may buy shares or sell shares of the fund through a broker or financial institution, which may charge you a fee for this service. If you are purchasing shares of the fund through a program of services offered or administered by a brokerage firm or financial institution, you should read the program materials in conjunction with this Prospectus.

     Purchase orders for the fund which are received prior to 3:00 p.m., Eastern time, begin earning dividends that day, provided Firstar, N.A., the Custodian for the fund, receives federal funds by 4:00 p.m., Eastern time, that same day. If payment for the purchase of shares is not received in a timely manner, the financial institution could be held liable for any loss incurred by the fund.

     DISTRIBUTION FEES

     Rule 12b-1 of the Investment Company Act permits mutual funds that adopt a written plan to pay out of fund assets certain expenses relating to the sale and distribution of their shares. The fund has a 12b-1 plan. Under the plan the fund pays an annual fee of up to 0.20% of fund assets for distribution services. Payments under the plan are made for distribution in the form of commissions and fees, advertising, sales literature, services of public relations consultants, direct solicitation and expenses of printing prospectuses and reports used for sales purposes. Persons who receive payments under the plan include securities brokers, attorneys, accountants, investment advisers, investment performance consultants, pension actuaries, banks, and service organizations.

     HOW TO MAKE WITHDRAWALS (REDEMPTIONS)

     Shares are redeemed and funds withdrawn at net asset value per share, and there are no redemption fees. (See "Valuation of Shares.")

     BY MAIL: You may redeem shares by mailing a written request to The Flex-funds, c/o Meeder Asset Management, Inc., P.O. Box 7177, Dublin, OH 43017. Certain requests by mail must include a signature guarantee. It is designed to protect you and the fund from fraud.

     Your request must be made in writing and include a signature guarantee if any of the following situations apply:

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     *    Your account registration has changed within the last 30 days;

     * The check is being mailed to a different address than the one on your account (record address);

     * The check is being made payable to someone other than the account owner; or

     * The redemptions proceeds are being transferred to a fund account with a different registration.

     You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

     We may require further documentation if you are requesting redemption of shares held of record in the name of corporations or trustees, and other fiduciaries.

     Amounts withdrawn are mailed without charge to the address printed on your account statement.

     BY TELEPHONE: You may redeem by telephone: 1-800-325-3539, or call (614) 760-2159. If you wish to use this procedure, you must select this feature on the New Account Application. Amounts withdrawn from an account by telephone are mailed without charge to the address printed on your account statement.

     As a special service, you may arrange to have amounts in excess of $1,000 wired in federal funds to a designated commercial bank account. To use this procedure, please designate on the New Account Application a bank and bank account number to receive the proceeds of wire withdrawals. There is no charge for this service.

     You may change the bank account designated to receive redemptions. This may be done at any time upon written request to the fund. In this case, your signature must be guaranteed. Additional documentation may be required from corporations, executors, administrators, trustees, guardians, or other fiduciaries.

     WHEN REDEMPTIONS ARE EFFECTIVE. Redemptions are made at the net asset value per share next determined after receipt of a redemption request in good order. (See "Valuation of Shares.")

     WHEN PAYMENTS ARE MADE. Amounts withdrawn by telephone are normally mailed or wired on the next Columbus, Ohio bank business day following the date of the order for withdrawal. If a request for a wire redemption is received prior to 3:00 p.m., Eastern time, on a bank business day, funds will be wired on the same day. Amounts withdrawn by mail are normally sent by mail within one business day after the request is received, and must be mailed within seven days, with the following exception. If shares are purchased by check, the funds' transfer agent will not pay a redemption until reasonably satisfied the check used to purchase shares has been collected. The fund will forward proceeds promptly once the check has cleared. (See "How to Buy Shares.")

     CHECK-WRITING REDEMPTION PROCEDURE: The fund will provide a supply of drafts to you when requested. Drafts are mailed to your address of record normally within two weeks following the date of the initial investment. These drafts may be used to draw against your Money Market Fund account. Drafts may be written in any amount greater than $100. To use this privilege you must complete the check-writing redemption feature on the New Account Application form and complete the signature card, or notify the fund after making an initial investment.


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


     A commercial check package consisting of 300 drafts is available for a nominal charge. If you are interested in a commercial check package, you should contact the fund for additional information.

     When a draft is presented to the Bank for payment, the Bank (as your agent) will cause the fund to redeem sufficient shares to cover the amount of the draft. Shares continue earning dividends until the day on which the draft is presented to the Bank for payment. Due to the delay caused by the requirement that redemptions be priced at the next computed net asset value, the Bank will only accept drafts for payment which are presented through normal bank clearing channels. If shares are purchased by check, the fund's transfer agent will return drafts drawn on funds from purchases made by check(s), or any portion thereof, until the check(s) used to purchase shares has cleared. If you anticipate draft redemptions soon after you purchase shares, you are advised to wire funds to avoid the return of any draft(s). If the amount of the draft is greater than the value of the shares held in your account, the draft will be returned and your account will be charged a fee of $15. To avoid the possibility that a draft may not be accepted due to insufficient share balances, you should not attempt to withdraw the full amount of an account or to close out an account by using this procedure. The fund, the transfer agent and the Bank will not be liable for any loss or expenses associated with returned drafts. Use of this procedure will be subject to the Bank's rules and regulations governing checking accounts.

     You may request a stop payment on any draft and the transfer agent will attempt to carry out your request. The transfer agent cannot guarantee that such efforts will be successful. As the Bank charges the fund for this service, your account will be charged a $27.50 fee for any such request that becomes effective. No fee, other than those specified above, will be charged to you for participation in the check-writing redemption procedure or for the clearance of any drafts.

     ACCOUNTS WITH LOW BALANCES. The fund may redeem shares in your account for their then current net asset value and pay the proceeds to you if at any time your account has shares valued at less than $1,000 ($500 for an IRA) as a result of redemptions you have made. The fund may redeem the shares in your account if you have opened your account for less than the minimum purchase amount and you do not purchase additional shares to meet the minimum. Before any shares are redeemed for these purposes, you will be notified in writing 30 days before any such redemption to bring the value of shares in the account to $1,000 ($500 for an IRA).

     EXCHANGE PRIVILEGE

     You may exchange shares of the fund for shares of any other Flex-funds' fund that are available for sale in your state at their respective net asset values. Exchanges are subject to applicable minimum initial and subsequent investment requirements. It will be necessary to complete a separate New Account Application if:

     o    you wish to register a new account in a different name

     o    you wish to add telephone redemption to an account or

     o    you wish to have check-writing redemption privileges in an account.

     Exchange requests may be directed to the fund by telephone or written request. If your request is in valid form, and is received prior to 3:00 p.m., Eastern time, shares will be exchanged that day. Otherwise, they will be exchanged the next business day.

     BY MAIL: Exchange requests may also be made in writing and should be sent to The Flex-funds, c/o Meeder Asset Management, Inc., P.O. Box 7177, Dublin, Ohio 43017. The letter must be signed exactly as your name appears on the fund's account records.

     BY TELEPHONE: Exchange requests may be made by telephone: call 1-800-325-3539, or call (614) 760-2159. You may make exchanges by telephone if you have telephone redemption privileges for your current account. The registration of additional accounts must be identical.

     Any exchange involves a redemption of all or a portion of the shares in one fund and an investment of the redemption proceeds in shares of one of the other funds. The exchange will be based on the respective net asset values of the shares involved, ordinarily at the value next determined after the request is received. An exchange may be delayed briefly if redemption proceeds will not be available immediately for purchase of newly acquired shares. The exchange privilege may be modified or terminated at any time. In addition, the fund may reject any exchange request and limit your use of the exchange privilege.

     The exchange of shares of one fund for shares of another fund is treated for federal income tax purposes as a sale of the shares given in exchange. You may realize a taxable gain or loss on an exchange, and you should consult your tax adviser for further information concerning the tax consequences of an exchange.

     TRANSACTION POLICIES

     VALUATION OF SHARES. The net asset value per share (NAV) for the fund is determined each business day that the Federal Reserve System is open. The NAV is calculated on each such business day at 3:00 p.m. Eastern Time by dividing the fund's net assets by the number of its shares outstanding. The assets of the portfolio are valued on the basis of amortized cost.

     BUY AND SELL PRICES. When you buy shares, you pay the NAV. When you sell shares, you receive the NAV.

     EXECUTION OF REQUESTS. The fund is open on those days when the Federal Reserve System is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after your request is received by the transfer agent.

     At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.

     In unusual circumstances, the fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven days, as allowed by federal securities laws.

     TELEPHONE TRANSACTIONS. For your protection, telephone requests may be recorded in order to verify their accuracy. In addition, the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for any losses that may occur to any account due to an unauthorized telephone call. Proceeds from telephone transactions can only be mailed to the address of record.

     SALES IN ADVANCE OF PURCHASE PAYMENTS. When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to fifteen days after the purchase.

     OTHER SHAREHOLDER SERVICES

     AUTOMATIC ACCOUNT BUILDER:

     Regular investments in the fund of $100 or more will be deducted from your checking or savings account and invested in shares of the fund. Your bank must be a member of the Automated Clearing House (ACH). If you wish to add to your investment account, you must complete the Automatic Account Builder section of the New Account Application. There is no charge for this service.

     DIRECT DEPOSIT:

     Investments of $100 or more may be directly deposited into your account. If you wish to have a financial institution electronically transfer funds into your account, you should contact the fund for information on this service. There is no charge for this service.

     SYSTEMATIC WITHDRAWAL PROGRAM:

     A Systematic Withdrawal Program is offered if you wish to receive regular distributions from your account. You must either own or purchase shares having a value of at least $10,000 and advise the fund in writing of the amount to be distributed and the desired frequency, i.e., monthly, quarterly or annually. This option may be exercised by completing the appropriate section of the New Account Application. You should realize that if withdrawals exceed income dividends, the invested principal may be depleted. You may make additional investments and may change or stop the program at any time. There is no charge for this program.

     RETIREMENT PLANS

     The fund offers retirement plans, which include a prototype Profit Sharing Plan, a Money Purchase Pension Plan, a Salary Savings Plan - 401(k), an Individual Retirement Account (IRA), a Roth IRA, an Education IRA, a Simple IRA and a Simplified Employee Pension (SEP) Plan. Plan Adoption Agreements and other information required to establish a Flex-funds Retirement Plan are available from The Flex-funds, c/o Meeder Asset Management, Inc., P.O. Box 7177, Dublin, Ohio 43017; or call 1-800-325-3539, or call (614)
     760-2159.

     SUB-ACCOUNTING FOR INSTITUTIONAL INVESTORS:

     The fund's optional sub-accounting system offers a separate shareholder account for each participant and a master account record for the institution. Share activity is thus recorded and statements prepared for both individual sub-accounts and for the master account. For more complete information concerning this program contact the fund.

     DISTRIBUTOR:

     Shares of the fund are sold in those states where its shares have been registered for sale or a valid exemption exists. States where registration or an exemption exists can be obtained by calling 1-800-325-3539 or (614) 760-2159.

MORE ABOUT RISK

     The fund's risk profile is largely defined by the fund's principal securities and investment practices. You may find the most concise description of the fund's risk profile in "Main Risk Factors."

     The fund is permitted to use - within limits established by the trustees - certain other securities and investment practices that have higher risks and opportunities associated with them. To the extent that the portfolio utilizes these securities or practices, its overall performance may be affected, either positively or negatively. On the following pages are brief descriptions of these securities and investment practices, along with the risks associated with them. The fund follows certain policies that may reduce these risks.

     As with any mutual fund, there is no guarantee that the fund will earn income or show a positive total return over any period of time - days, months or years.

     INVESTMENT PRACTICES AND RELATED RISKS

     BORROWING. A loan of money from a bank or other financial institution undertaken by the portfolio. The portfolio may borrow up to 5% of its assets. LEVERAGE AND CREDIT RISKS are the principal risks.

     DEFENSIVE MEASURES. Shortening the average maturity of the portfolio's investments and/or investing only in the highest quality debt instruments. The adviser may invest 100% of its assets defensively if it believes market conditions warrant defensive measures. OPPORTUNITY RISK is the principal risk.

     REPURCHASE AGREEMENTS. The purchase of a security that must later be sold back to the issuer at the same price plus interest. The portfolio may invest up to 100% of its assets in repurchase agreements. CREDIT RISK is the principal risk.

     SHORT-TERM TRADING. Selling a security soon after purchase. If the portfolio engages in short-term trading, it will have higher turnover and transaction expenses. Short-term trading may also result in short-term capital gains. Upon the distribution to you of any net short-term capital gains from the fund, you will be taxed at ordinary tax rates. There is no limitation on the portfolio's ability to engage in short-term trading. MARKET RISK is the principal risk.

     SECURITIES AND RELATED RISKS

     INVESTMENT GRADE BONDS. Bonds rated BBB (Standard & Poor's) or Baa (Moody's) or above. INTEREST RATE, PREPAYMENT, MARKET AND CREDIT RISKS are the principal risks.

     ILLIQUID AND RESTRICTED SECURITIES. Securities which, by rules of their issue or by their nature, cannot be sold readily. These include illiquid Rule 144A securities. The portfolio is permitted to invest 10% of its assets in illiquid and restricted securities. MARKET, LIQUIDITY AND TRANSACTION RISKS are the principal risks.

                                  RISK GLOSSARY

     CREDIT RISK means that the issuer of a security or the counterparty to an investment contract may default or become unable to pay its obligations when due.

     INTEREST RATE RISK is the risk that changes in interest rates will adversely affect the value of an investor's securities. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Longer-term securities are subject to greater interest rate risk.

     LEVERAGE RISK occurs in some securities or techniques that tend to magnify the effect of small changes in an index or a market. This can result in a loss that exceeds the amount that was invested in the contract.

     LIQUIDITY RISK occurs when investments cannot be sold readily. The portfolio may have to accept a less-than-desirable price to complete the sale of an illiquid security or may not be able to sell it at all.

     MARKET RISK exists in all mutual funds and means the risk that the prices of securities in a market, a sector, or an industry will fluctuate, and that such movements might reduce an investment's value.

     OPPORTUNITY RISK means missing out on an investment opportunity because the assets necessary to take advantage of it are committed to less advantageous investments or strategies.

     PREPAYMENT RISK is the risk that, as interest rates fall, borrowers are more likely to refinance their debts. As a result, the principal on certain fixed income securities may be paid earlier than expected, which could cause investment losses and cause prepaid amounts to have to be reinvested at a relatively lower interest rate.

     TRANSACTION RISK means that the portfolio may be delayed or unable to settle a transaction or that commissions and settlement expenses may be higher than usual.

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FOR MORE INFORMATION:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

     The SAI provides more detailed information about the fund. The SAI has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus (is legally a part of this Prospectus).

ANNUAL AND SEMIANNUAL REPORTS

     These reports include portfolio holdings, financial statements, performance information, the auditor's report (in the case of the annual report), and a discussion of the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

     Information about the fund (including the SAI) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: PUBLICINFO@SEC.GOV, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

     To request a free copy of the current annual/semi-annual report or SAI, request other information about the fund, or make shareholder inquiries, please write, call or E-mail us at:

                                 The Flex-funds
                               6000 Memorial Drive
                                Dublin, OH 43017
                                  614-760-2159
                             Toll Free 800-325-3539
                                Fax: 614-766-6669
                               info@flexfunds.com
                                www.flexfunds.com




Investment Company Act File No. 811-3462